DELAWARE
INVESTMENTS
-----------
Philadelphia o London

U.S. Growth Fund
Class A o Class B o Class C
Prospectus March 1, 1999

Growth of Capital Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

--------------------------------------------
Fund profile                          page 2
U.S. Growth Fund                           2

--------------------------------------------

How we manage the Fund                page 4
Our investment strategies                  4
The risks of investing in the Fund         6

--------------------------------------------

Who manages the Fund                 page 10
Investment manager and sub-adviser        10
Portfolio manager                         10
Fund adminstration (Who's who)            11

--------------------------------------------

About your account                   page 12
Investing in the Fund                     12
  Choosing a share class                  12
  How to reduce your sales charge         15
  How to buy shares                       16
  Retirement plans                        17
  How to redeem shares                    18
  Account minimum                         19
  Special services                        20
Dividends, distributions and taxes        21

--------------------------------------------

Implementation of investment
  objectives and policies            page 22

--------------------------------------------

Certain management considerations    page 29

--------------------------------------------

Financial information                page 30

Profile: U.S. Growth Fund


What is the Fund's goal?
      U.S. Growth Fund seeks maximum capital appreciation. Although the Fund will strive to achieve its investment goal, there is no assurance that it will.


What are the Fund's main investment strategies? We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earning are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Fund's selection decisions.


What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to page 6.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors whose primary goal is to receive current income.

How has the U.S. Growth Fund performed?
--------------------------------------------------------------------------------


This bar chart can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as average annual returns of all shares for the one and five years and since inception, if applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[BAR CHART APPEARS HERE]

--------------------------------------------------------------------------------
                                             Year-by-year total return (Class A)


 1994         1995         1996         1997         1998
-3.39%       23.94%       19.56%       30.93%       29.57%


As of December 31, 1998, the Fund had a year-to-date return of 29.57%. During the periods illustrated in this bar chart, the Fund's highest return was 25.89% for the quarter ended December 31,1998 and its lowest return was -14.21% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown on page 3 do include the sales charge.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/98

CLASS                                     A                   B                    C
                                                 (if redeemed)*       (if redeemed)*     S&P 500
                          Inception 12/3/93   Inception 3/29/94    Inception 5/23/94     Index**
1 year                          22.09%              23.53%               27.99%          28.60%
5 years                         18.02%                N/A                  N/A           24.05%
Lifetime**                      17.80%             19.56%               21.65%           23.91%


    The table above shows the Fund's average annual returns over various time periods compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities.


* If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be 28.53% and 19.77% for the one-year and lifetime periods, respectively. Returns for Class C would be 28.99% and 21.65% for the one-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. S&P 500 returns are for Class A lifetime. S&P 500 returns for Class B and Class C lifetimes were 26.49% and 26.77%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?       CLASS                                                      A           B        C
-----------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly         Maximum sales charge (load) imposed on
from your investments when you buy or          purchases as a percentage of offering price            5.75%       none     none
sell shares of the Fund. The Fund may
waive or reduce sales charges; please        Maximum contingent deferred sales charge (load)
see the Statement of Additional                as a percentage of original purchase price or
Information for details.                       redemption price, whichever is lower                   none(1)        5%(2)    1%(3)

                                             Maximum sales charge (load) imposed on
                                               reinvested dividends                                   none        none     none

                                             Redemption fees                                          none        none     none

------------------------------------------------------------------------------------------------------------------------------------

Annual fund operating expenses are           Management fees                                          0.70%       0.70%     0.70%
deducted from the Fund's assets before
it pays dividends and before its net         Distribution and service (12b-1) fees                    0.30%(4)    1.00%     1.00%
asset value and total return are
calculated. We will not charge you           Other expenses                                           0.49%       0.49%     0.49%
separately for these expenses. These
expenses are based on amounts incurred       Total operating expenses                                 1.49%       2.19%     2.19%
during the Fund's most recent fiscal
year.


                                             CLASS(6)              A             B               B            C              C
                                                                                     (if redeemed)                (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you         1 year             $718          $222            $722           $222         $322
compare the cost of investing in the
Fund to the cost of investing in other       3 years          $1,019          $685            $985           $685         $685
mutual funds with similar investment
objectives. We show the cumulative           5 years          $1,341        $1,175          $1,375         $1,175       $1,175
amount of Fund expenses on a
hypothetical investment of $10,000           10 years         $2,252        $2,347          $2,347         $2,524       $2,524
with an annual 5% return over the time
shown.5 This is an example only, and
does not represent future expenses,
which may be greater or less than
those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Prior to May 6, 1996, 12b-1 Plan expenses for Class A Shares were 0.35%. Beginning May 6, 1996, those expenses were reduced to 0.30%.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

U.S. Growth Fund's investment goal is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We will seek investments in companies of all sizes that we believe have earnings that may be expected to grow faster than the U.S. economy in general. Such companies may offer the possibility of accelerated earnings growth because of management changes, new products, or structural changes in the economy. In addition, those companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities of such companies will be only an incidental consideration of the Fund.


We intend to invest primarily in common stocks that we think have appreciation potential. However, common stock is not always the class of security that provides the greatest possibility for appreciation. We may invest up to 35% of its assets in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock. We may also invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Ratings Group (S&P) if we believe that doing so would further the Fund's objective. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. See "The risks of investing in the Fund," on page 6 for a description of the risks inherent in such securities.


   The Fund may invest up to 20% of its assets in foreign securities.

How to use
this glossary

Words found in the glossary
are printed in boldface only             Glossary A-B  Amortized cost                                  Average maturity
the first time they appear in                          -----------------------------------------------------------------------------
the prospectus. So if you                              Amortized cost is a method used to value        An average of when the
would like to know the                                 a fixed-income security that starts with        individual bonds and other
meaning of a word that isn't                           the face value of the security and then         debt securities held in a
in boldface, you might still                           adds or subtracts from that value               portfolio will mature.
find it in the glossary.                               depending on whether the purchase price
                                                       was greater or less than the value of the
                                                       security at maturity. The amount greater
                                                       or less than the par value is divided
                                                       equally over the time remaining until
                                                       maturity.

Certain Investment Guidelines

Illiquid securities Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including:

o repurchase agreements with maturities greater than seven calendar days;

o time deposits maturing in more than seven calendar days;

o certain instruments, futures contracts and options on them for which there is no liquid secondary market; w certain over-the-counter options, as described in the Statement of Additional Information;

o certain variable rate demand notes having a demand period of more than seven days; and

o certain Rule 144A restricted securities. Rule 144A Securities are securities which are eligible for resale only to certain institutional investors. Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid.

Restricted securities Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale under Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.


Other guidelines In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes. The Fund may borrow an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. These restrictions are called "Non-fundamental restrictions." A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Fund's outstanding shares, as well as other non-fundamental restrictions, is contained in the Statement of Additional Information.

Bond                                        Bond ratings
--------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a   Independent evaluations of creditworthiness,
company, municipality or government         ranging from Aaa/AAA (highest quality) to D
agency. In return for lending money to      (lowest quality). Bonds rated Baa/BBB or
the issuer, a bond buyer generally          better are considered investment grade.
receives fixed periodic interest payments   Bonds rated Ba/BB or lower are commonly
and repayment of the loan amount on a       known as junk bonds. See also Nationally
specified maturity date. A bond's price     recognized statistical rating organization.
changes prior to maturity and is
inversely related to current interest
rates. When interest rates rise, bond
prices fall, and when interest rates
fall, bond prices rise.

The risks of investing
in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in U.S. Growth Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-------------------------------------------------------------------------------------------------------------------------------
Risks                                                           How we strive to manage them
-------------------------------------------------------------------------------------------------------------------------------
                                                                               U.S. Growth Fund
Market risk is the risk that all or a majority of           We maintain a long-term investment approach and
the securities in a certain market -- like the              focus on stocks we believe can appreciate over an
stock or bond market -- will decline in value               extended time frame regardless of interim market
because of factors such as economic conditions,             fluctuations. We do not try to predict overall
future expectations or investor confidence.                 stock market movements and do not trade for
                                                            short-term purposes.

                                                            We may hold a substantial part of the Fund's
                                                            assets in cash or cash equivalents as a temporary,
                                                            defensive strategy.


Industry and security risk is the risk that the             We limit the amount of U.S. Growth Fund's assets
value of securities in a particular industry or             invested in any one industry and in any individual
the value of an individual stock or bond will               security.
decline because of changing expectations for the
performance of that industry or for the individual
company issuing the stock or bond.

Foreign risk is the risk that foreign securities            We are permitted to invest up to 20% of the Fund's
may be adversely affected by political                      portfolio in foreign securities. When we do
instability, changes in currency exchange rates,            purchase foreign securities, they are generally
foreign economic conditions or inadequate                   American Depositary Receipts which are denominated
regulatory and accounting standards.                        in U.S. dollars and traded on U.S. stock
                                                            exchanges.

Liquidity risk is the possibility that securities           We limit exposure to illiquid securities.
cannot be readily sold, if at all, at
approximately the price that the Fund values them.

Credit risk is the possibility that a bond's                We limit the amount of high-yield bonds in the
issuer (or an entity that insures the bond) will            portfolio to 10% of net assets. When we do invest
be unable to make timely payments of interest and           in high-yield bonds, we typically invest primarily
principal.                                                  in bonds rated lower than Baa by Moody's or BBB by
                                                            S&P. This limitation, combined with our careful,
                                                            credit-oriented bond selection and our commitment
                                                            to hold a diversified selection of high-yield
                                                            bonds are designed to manage this risk.
-------------------------------------------------------------------------------------------------------------------------------

C-C  Capital                      Capital appreciation            Capital gains distributions           Commission
     ------------------------------------------------------------------------------------------------------------------------------
     The amount of money you      An increase in the value of     Payments to mutual fund               The fee an investor pays to
     invest.                      an investment.                  shareholders of profits (realized     a financial adviser for
                                                                  gains) from the sale of a             investment advice and help
                                                                  fund's portfolio securities.          in buying or selling mutual
                                                                  Usually paid once a year;             funds, stocks, bonds or
                                                                  may be either short-term              other securities.
                                                                  gains or long-term gains.

Additional information on risk factors

Fixed-income
securities

To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise.


In addition, fixed-income securities purchased by the Fund that are rated in the lowest of the top four credit ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

Borrowing


The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.


Securities lending

The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

Compounding          Consumer Price Index (CPI)     Contingent deferred sales charge (CDSC)      Corporate bond
--------------------------------------------------------------------------------------------------------------------
Earnings on an       Measurement of U.S.            Fee charged by some mutual funds             A debt security
investment's         inflation; represents          when shares are redeemed (sold back          issued by a
previous earnings.   the price of a basket          to the fund) within a set number of          corporation.
                     of commonly purchased goods.   years; an alternative method for             See bond.
                                                    investors to compensate a financial
                                                    adviser for advice and service,
                                                    rather than an up-front commission.

Temporary defensive
position

For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. The Fund may also hold a portion of its assets in cash for liquidity purposes.

Portfolio turnover

High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                     * * *

For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.

D-F  Depreciation             Diversification                              Dividend distribution
     ---------------------------------------------------------------------------------------------------
     A decline in an         The process of spreading investments         Payments to mutual fund
     investment's value.     among a number of different securities,      shareholders of dividends
                             asset classes or investment styles to        passed along from the fund's
                             reduce the risks of investing.               portfolio of securities.

Who manages the Fund

Investment manager
and sub-adviser


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Lynch & Mayer, Inc. is the Fund's sub-adviser. As sub-adviser, Lynch & Mayer is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

                                                    Investment Management Fees

                                                          U.S. Growth Fund
As a percentage of average daily net assets                     0.70%


Portfolio
managers

Frank Houghton and Rufus Winton have primary responsibility for making investment decisions for U.S. Growth Fund. When making decisions for the Fund, Mr. Houghton and Mr. Winton regularly consult with the Lynch & Mayer investment team and Edward J. Petner.

Frank Houghton, Senior Vice President and Portfolio Manager, joined Lynch & Mayer in 1990. Prior to joining Lynch & Mayer, Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.

Rufus Winton, Senior Vice President and Equity Analyst, joined Lynch & Mayer in 1993. Prior to joining Lynch & Mayer, Mr. Winton was a Planning Analyst at Northwest Airlines, Inc., Director of Business Development at Postal Automation Inc. and a Manager in Mortgage-Backed Securities Sales at Citicorp Investment Bank. He received a BA in Economics from Connecticut College in 1982 and an MBA from Kellogg Graduate School of Management in 1991, where he was an Amoco Scholar.

Edward J. Petner is Chief Executive Officer and Chief Financial Officer of Lynch & Mayer. Before joining Lynch & Mayer, Inc. in 1983, Mr. Petner received a BA from Duquesne University in 1981 and an MBA from the Wharton School in 1983.


Duration
--------
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
-------------
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.


Financial adviser
-----------------
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.


Fixed-income securities
-----------------------
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

Board of Directors

Investment manager
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

Custodian
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

The Fund

Sub-adviser
Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022

Distributor
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

Service agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Financial advisers

Portfolio managers
(see page 9 for details)

Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial Advisers Financial advisers provide investment advice to their clients -- analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.


I-N

Inflation
---------
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
---------------
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
--------------
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

About your account

Investing in
the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class
  A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.35% (currently, no more than 0.30%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge.

Class A Sales Charges

--------------------------------------------------------------------------------------------
                      Sales charge as %     Sales charge as % of    Dealer's commission as %
Amount of purchase    of offering price     amount invested         of offering price
--------------------------------------------------------------------------------------------
Less than $50,000           5.75%                  6.09%                      5.00%

  $50,000 but
 under $100,000             4.75%                  4.96%                      4.00%

  $100,000 but
 under $250,000             3.75%                  3.92%                      3.00%

  $250,000 but
 under $500,000             2.50%                  2.52%                      2.00%

  $500,000 but
under $1 million            2.00%                  2.00%                      1.60%
--------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.


--------------------------------------------------------------------------------------------------------------------
                               Sales charge as %              Sales charge as % of          Dealer's commission as %
Amount of purchase             of offering price                amount invested                 of offering price
--------------------------------------------------------------------------------------------------------------------
$1 million up to $5 million          none                             none                            1.00%

   Next $20 million
  up to $25 million                  none                             none                            0.50%

Amount over $25 million              none                             none                            0.25%
--------------------------------------------------------------------------------------------------------------------

Market capitalization
---------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
--------
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

National Association of Securities Dealers (NASD)
-------------------------------------------------
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Class
  B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.35% (currently no more than 0.30%) Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

N-R

Nationally recognized statistical rating organization (NRSRO)
-------------------------------------------------------------
A company that assesses the quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
---------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
---------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Class
  C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation onmaximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Price-to-earnings ratio
-----------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
---------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
----------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
------
To cash in your shares by selling them back to the mutual fund.

Risk
----
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

How to reduce your
sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Share class
 Program                               How it works                         A               B        C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent            Through a Letter of Intent you agree            X           Although the Letter of Intent and Rights of
                            to invest a certain amount in                               Accumulation do not apply to the purchase of
                            Delaware Investment Funds (except                           Class B and C shares, you can combine your
                            money market funds with no sales                            purchase of Class A shares with your
                            charge) over a 13-month period to                           purchase of B and C shares to fulfill your
                            qualify for reduced front-end sales                         Letter of Intent or qualify for Rights of
                            charges.                                                    Accumulation.

Rights of Accumulation      You can combine your holdings or                X
                            purchases of all funds in the
                            Delaware Investments family (except
                            money market funds with no sales
                            charge) as well as the holdings and
                            purchases of your spouse and
                            children under 21 to qualify for
                            reduced front-end sales charges.

Reinvestment of Redeemed    Up to 12 months after you redeem                X           Not available
Shares                      shares, you can reinvest the
                            proceeds without paying a front-end
                            sales charge.



SIMPLE IRA, SEP IRA,        These investment plans may                      X           Not available
SARSEP, Prototype Profit    qualify for reduced sales
Sharing, Pension 401(k),    charges by combining the
SIMPLE 401(k),              purchases of all members of the
403(b)(7), and 457          group. Members of these groups
Retirement Plans            may also qualify to purchase
                            shares without a front-end sales
                            charge and a waiver of any
                            contingent deferred sales
                            charges.
------------------------------------------------------------------------------------------------------------------------------------


S-S

S&P 500 Index
-------------
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
------------
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
----------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
-------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

How to buy shares

[GRAPHIC OMITTED]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.


[GRAPHIC OMITTED]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.


[GRAPHIC OMITTED]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.


[GRAPHIC OMITTED]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


Signature guarantee
-------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard Deviation
------------------
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
-----------------------------------------
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
-----
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

How to buy shares
(continued)

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Retirement plans

In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.


T-V

Total return
------------
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
--------------------------------------------------------------
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
----------
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

How to redeem
shares


[GRAPHIC OMITTED]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.


[GRAPHIC OMITTED]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimum

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic
Investing Plan

The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend
Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
(continued)

MoneyLine(SM)
On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine
Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic
Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends,
distributions
and taxes


Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment objectives and policies

Convertible
securities

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. government
securities

The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and

o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase
agreements

The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-Issued
securities and firm
commitment
agreements

The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Foreign
investments

U.S. Growth Fund may invest up to 20% of its assets in foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning foreign issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S.

Foreign
investments
(continued)

domestic companies. Although we do not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When we believe that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. We attempt to manage exchange rate risk through active currency management, although there is no guarantee that they will be successful.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

Foreign
investments
(continued)

Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Money market
instruments

The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);

o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));

o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);

o variable rate demand notes, short-term tax-exempt obligations; and w savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic
transactions

General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "strategic transactions"). Strategic transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund

Strategic
transactions
(continued)


resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any strategic transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these strategic transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.


Limitations on
futures and options
transactions

The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;

o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or

o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options transactions

The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward foreign
currency exchange
contracts

The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures contracts
and options thereon

The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap agreements

The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Special risks of
strategic
transactions

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategic transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategic transactions were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;

o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;

o the fact that skills need to use these strategies are different from those needed to select Fund securities;

o the possible absence of a liquid secondary market for any particular instrument at any time;

o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and w the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with strategic transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the

Special risks of
strategic
transactions
(continued)

daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of strategic transactions would reduce net asset value, and possibly income, and such losses can be greater than if the strategic transactions had not been utilized. The strategic transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.


The Fund's ability to engage in strategic transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                     * * *

The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations

Year 2000


As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performace of its securities.

Investments by
fund of funds

U.S. Growth Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both U.S. Growth Fund and Foundation Funds as a result of these transactions.

Financial information

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. The information for the fiscal periods ending on or before October 31, 1996 has been audited by the Fund's previous independent auditors.

                                                                                                Class A Shares         Period
                                                                                               Year Ended 10/31     12/3/93(1) to
U.S. Growth Fund                                        1998(5)         1997(5)      1996(6)        1995               10/31/94


Net asset value, beginning of period                   $16.650          $13.820     $12.430        $10.210            $10.000
Income from investment operations
Net investment loss                                     (0.062)          (0.060)     (0.090)        (0.090)            (0.040)
Net realized and unrealized gain on investments          1.272            4.250       1.480          2.310              0.260
                                                       -------           ------     -------        -------            -------
Total from investment operations                         1.210            4.190       1.390          2.220              0.220
                                                       -------           ------     -------        -------            -------
Less dividends and distributions
Dividends from net investment income                      none             none        none           none             (0.010)
Distributions from net realized gain on investments     (6.370)          (1.360)       none           none               none
                                                        ------           ------     -------        -------            -------
Total dividends and distributions                       (6.370)          (1.360)       none           none             (0.010)
                                                        ------           ------     -------        -------            -------
Net asset value, end of period                         $11.490          $16.650     $13.820        $12.430            $10.210
                                                       =======          =======     =======        =======            =======
Total return(2)                                          10.52%(3)        33.18%      11.18%(3)      21.74%(3)           2.18%(3)
Ratios and supplemental data
Net assets, end of period (000 omitted)                $14,130           $6,933     $16,118        $13,574            $10,669
Ratio of expenses to average net assets                   1.49%            1.44%       1.80%          1.85%              1.85%(4)
Ratio of expenses to average net assets prior to
expense limitation                                        1.49%             N/A        1.88%          2.18%              2.94%(4)
Ratio of net investment loss to average net assets       (0.52%)          (0.38%)     (0.77%)       (0.88%)             (0.51%)(4)
Ratio of net investment loss to average net
assets prior to expense limitation                       (0.52%)            N/A       (0.85%)        (1.21%)            (1.60%)(4)
Portfolio turnover                                         135%             144%        131%            58%                66%

Volatility

                                                                      Class A Shares                                     Period
                                                                      Year Ended 10/31                                 12/3/931 to
                                                           1998            1997          1996           1995             10/31/94
                                                         10.52%(3)        33.18%        11.18%(3)     21.74%(3)          2.18%(3)


Volatility, as indicated by year-by-year return(2)

Volatility chart is not part of the Financial highlights and has not been audited by Ernst & Young LLP.

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the
Financial highlights


Net investment
income

Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and
unrealized gain on
investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions--Distributions from net realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Financial highlights

                                                                                                    Class B Shares      Period
                                                                                                   Year Ended 10/31   3/29/94(1) to
U.S. Growth Fund                                          1998(5)         1997(5)         1996(6)        1995          10/31/94

Net asset value, beginning of period                     $16.260         $13.610         $12.330        $10.190        $10.000
Income from investment operations
Net investment loss                                       (0.140)         (0.160)         (0.170)        (0.140)        (0.030)
Net realized and unrealized gain on investments            1.210           4.170           1.450          2.280          0.220
                                                         -------         -------         -------        -------        -------
Total from investment operations                           1.070           4.010           1.280          2.140          0.190
                                                         -------         -------         -------        -------        -------
Less dividends and distributions
Dividends from net investment income                        none            none            none           none         (0.010)
Distributions from net realized gain on investments       (6.370)         (1.360)           none           none           none
                                                         -------         -------         -------        -------        -------
Total dividends and distributions                         (6.370)         (1.360)           none           none           none
                                                         -------         -------         -------        -------        -------
Net asset value, end of period                           $10.960         $16.260         $13.610        $12.330        $10.190
                                                         =======         =======         =======        =======        =======
Total return(2)                                             9.62%(3)       32.30%          10.38%(3)      21.00%(3)       1.90%(3)
Ratios and supplemental data
Net assets, end of period (000 omitted)                   $5,418          $1,653            $809           $567           $204
Ratio of expenses to average net assets                     2.19%           2.14%           2.48%          2.50%          2.50%(4)
Ratio of expenses to average net assets prior to
expense limitation                                          2.19%            N/A            2.56%          2.83%          3.60%(4)
Ratio of net investment loss to average net assets         (1.22%)         (1.08%)         (1.45%)        (1.57%)        (1.26%)(4)
Ratio of net investment loss to average net
assets prior to expense limitation                         (1.22%)           N/A           (1.53%)        (1.90%)        (2.36%)(4)
Portfolio turnover                                           135%            144%            131%            58%            66%


Volatility

                                                                                             Class B Shares               Period
                                                                                            Year Ended 10/31          3/29/94(1) to
                                                            1998        1997      1996           1995                   10/31/94
                                                           9.62%(3)    32.30%    10.38%(3)      21.00%(3)                2.90%(3)


Volatility, as indicated by year-by-year return*(2)

Volatility chart is not part of the Financial highlights and has not been audited by Ernst & Young LLP.

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the
Financial highlights


Total return

This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to
average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Financial highlights

                                                                                                  Class C Shares         Period
                                                                                                 Year Ended 10/31      5/23/941 to
U.S. Growth Fund                                         1998(5)         1997(5)      1996(6)         1995              10/31/94

Net asset value, beginning of period                    $17.020          $14.180      $12.850        $10.620            $10.000
Income from investment operations
Net investment loss                                      (0.148)          (0.170)      (0.160)        (0.100)            (0.030)
Net realized and unrealized gain on investments           1.328            4.370        1.490          2.330              0.650
                                                        -------          -------      -------        -------            -------
Total from investment operations                          1.180            4.200        1.330          2.230              0.620
                                                        -------          -------      -------        -------            -------
Less dividends and distributions
Dividends from net investment income                       none             none         none           none               none
Distributions from net realized gain on investments      (6.370)          (1.360)        none           none               none
                                                        -------          -------      -------        -------            -------
Total dividends and distributions                        (6.370)          (1.360)        none           none               none
                                                        -------          -------      -------        -------            -------
Net asset value, end of period                          $11.830          $17.020      $14.180        $12.850            $10.620
                                                        =======          =======      =======        =======            =======
Total return(2)                                           10.04%(3)        32.26%       10.35%(3)      21.00%(3)           6.17%(3)
Ratios and supplemental data
Net assets, end of period (000 omitted)                  $1,657             $252          $55            $27                 $5
Ratio of expenses to average net assets                    2.19%            2.14%        2.48%          2.50%              2.50%(4)
Ratio of expenses to average net assets prior to
expense limitation                                         2.19%             N/A         2.56%          2.82%              3.54%(4)
Ratio of net investment loss to average net assets        (1.22%)          (1.08%)      (1.45%)        (1.61%)            (1.09%)(4)
Ratio of net investment loss to average net
assets prior to expense limitation                        (1.22%)            N/A        (1.53%)        (1.93%)            (2.13%)(4)
Portfolio turnover                                          135%             144%         131%            58%                66%


Volatility

                                                                                                  Class C Shares          Period
                                                                                                 Year Ended 10/31     5/23/94(1) to
                                                         1998               1997      1996             1995              10/31/94
                                                         10.04%(3)         32.26%   10.35%(3)        21.00%(3)            6.17%(3)

Volatility, as indicated by year-by-year return(2)

Volatility chart is not part of the Financial highlights and has not been audited by Ernst & Young LLP.

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the
Financial highlights


Ratio of net invest-
ment income to
average net assets

We determine this ratio by
dividing net investment income by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

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


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

U.S. Growth Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawarefunds.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time.

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-7972

               CUSIP        NASDAQ
               -----        ------
Class A      245917505       DUGAX
Class B      245917604       DEUBX
Class C      245917703       DEUCX

DELAWARE
INVESTMENTS
-----------
Philadelphia o London

P-101 [--] PP 2/99

DELAWARE
INVESTMENTS
-----------
Philadelphia o London

U.S. Growth Fund
Institutional Class

Prospectus March 1, 1999

Growth of Capital Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

--------------------------------------------------------------------------------
Fund profile                                               page 2
U.S. Growth Fund                                                2
--------------------------------------------------------------------------------
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              6
--------------------------------------------------------------------------------
Who manages the Fund                                       page 9
Investment manager and sub-adviser                              9
Portfolio manager                                               9
Fund adminstration (Who's who)                                 10
--------------------------------------------------------------------------------
About your account                                        page 11
Investing in the Fund                                          11
   Institutional Class shares                                  11
   How to buy shares                                           12
   How to redeem shares                                        14
   Account minimum                                             15
   Exchanges                                                   15
   Dividends, distributions and taxes                          15
--------------------------------------------------------------------------------
Implementation of investment
   objectives and policies                                page 16
--------------------------------------------------------------------------------
Certain management considerations                         page 23
--------------------------------------------------------------------------------
Financial information                                     page 24

Profile: U.S. Growth Fund
--------------------------------------------------------------------------------

What is the Fund's goal?

    U.S. Growth Fund seeks maximum capital appreciation. Although the Fund will strive to achieve its investment goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Our strategy is to identify companies whose earning are expected to grow faster than the U.S. economy in general. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Fund's selection decisions.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. For a more complete discussion of risk, please turn to page 6.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

Who should invest in the Fund

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors whose primary goal is to receive current income.

How has the U.S. Growth Fund performed?
--------------------------------------------------------------------------------
This bar chart can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past four calendar years, as well as average annual returns for the one year and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[BAR CHART APPEARS HERE]
                                 Year-by-year total return (Institutional Class)
                1995            1996             1997            1998
               24.28%          19.94%           31.36%          29.89%
--------------------------------------------------------------------------------

As of December 31, 1998, the Fund had a year-to-date return of 29.89%. During the periods illustrated in this bar chart, the Institutional Class' highest return was 25.94% for the quarter ended December 31, 1998 and its lowest return was -14.07% for the quarter ended September 30, 1998.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/98

                                     Institutional       S&P 500
                                         Class            Index
1 year                                  29.89%            28.60%
Since inception (2/3/94)                19.01%            23.66%

The table above shows the Fund's average annual returns over various time periods compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities.

What are the Fund's fees and expenses?
--------------------------------------------------------------------------------
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               none
Maximum contingent deferred sales charge (load)
   as a percentage of original purchase price or
   redemption price, whichever is lower                      none
Maximum sales charge (load) imposed on
   reinvested dividends                                      none
Redemption fees                                              none
Exchange Fees(1)                                             none

--------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

Management fees                                                 0.70%
Distribution and service (12b-1) fees                           none
Other expenses                                                  0.49%
Total operating expenses                                        1.19%


--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                       $121
3 years                                                      $378
5 years                                                      $654
10 years                                                   $1,443

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund
--------------------------------------------------------------------------------

Our investment strategies

U.S. Growth Fund's investment goal is to seek to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We will seek investments in companies of all sizes that we believe have earnings that may be expected to grow faster than the U.S. economy in general. Such companies may offer the possibility of accelerated earnings growth because of management changes, new products, or structural changes in the economy. In addition, those companies with relatively high rates of return on invested capital may be able to finance future growth from internal sources. Income derived from securities of such companies will be only an incidental consideration of the Fund.

We intend to invest primarily in common stocks that we think have appreciation potential. However, common stock is not always the class of security that provides the greatest possibility for appreciation. We may invest up to 35% of its assets in debt securities, bonds, convertible bonds, preferred stock and convertible preferred stock. We may also invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Ratings Group (S&P) if we believe that doing so would further the Fund's objective. Lower-rated or unrated securities, commonly referred to as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. See "The risks of investing in the Fund," on page 6 for a description of the risks inherent in such securities.

The Fund may invest up to 20% of its assets in foreign securities.

How to use
this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
--------------
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.


Average maturity
--------------
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Certain investment guidelines

Illiquid securities Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including:

o  repurchase agreements with maturities greater than seven calendar days;

o  time deposits maturing in more than seven calendar days;

o certain instruments, futures contracts and options on them for which there is no liquid secondary market;

o certain over-the-counter options, as described in the Statement of Additional Information;

o certain variable rate demand notes having a demand period of more than seven days; and

o certain Rule 144A restricted securities. Rule 144A Securities are securities which are eligible for resale only to certain Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid.

Restricted securities Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale under Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

Other guidelines In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes. The Fund may borrow an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. These restrictions are called "Non-fundamental restrictions." A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an the Fund's outstanding shares, as well as other non-fundamental restrictions, is contained in the Statement of Additional Information.


Bond
----
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See also Nationally recognized statistical rating organization.

Bond ratings
------------
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization. See also Nationally recognized statistical rating organization.

The risks of investing
in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. An investment in the Fund typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in U.S. Growth Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.
--------------------------------------------------------------------------------
Risks
--------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the securities in a certain market -- like the stock or bond market -- will decline in value because of factors such as economic conditions, future expectations or investor confidence.

Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Liquidity risk is the possibility that securities cannot be readily sold, if at all, at approximately the price that the Fund values them.

Credit risk is the possibility that a bond's issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal.
--------------------------------------------------------------------------------
How we strive to manage them
--------------------------------------------------------------------------------
U.S. Growth Fund
--------------------------------------------------------------------------------

We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and do not trade for short-term purposes.

We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

We limit the amount of U.S. Growth Fund's assets invested in any one industry and in any individual security.

We are permitted to invest up to 20% of the Fund's portfolio in foreign securities. When we do purchase foreign securities, they are generally American Depositary Receipts which are denominated in U.S. dollars and traded on U.S. stock exchanges.

We limit exposure to illiquid securities.

We limit the amount of high-yield bonds in the portfolio to 10% of net assets. When we do invest in high-yield bonds, we typically invest primarily in bonds rated lower than Baa by Moody's or BBB by S&P. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.


C-C

Capital
-------
The amount of money you invest.

Capital appreciation
--------------------
An increase in the value of an investment.

Capital gains distributions
--------------------
Payments to mutual fund shareholders of profits
(realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Additional information on risk factors

Fixed-income
securities

To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise.

In addition, fixed-income securities purchased by the Fund that are rated in the lowest of the top four credit ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

Borrowing

The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

Securities lending

The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

Temporary defensive
position

For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. The Fund may also hold a portion of its assets in cash for liquidity purposes.



Compounding
-----------
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
--------------------------
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
--------------
A debt security issued by a corporation. See bond.

Cost Basis
----------
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
------------
A decline in an investment's value.

Portfolio turnover

High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                     * * *

For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.


D-F

Diversification
---------------
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
---------------------
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
--------
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Who manages the Fund

Investment manager
and sub-adviser

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Lynch & Mayer, Inc. is the Fund's sub-adviser. As sub-adviser, Lynch & Mayer is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee for the last fiscal year as follows:

                                                     Investment Management Fees

                                                          U.S. Growth Fund
As a percentage of average daily net assets                     0.70%

Portfolio
managers

Frank Houghton and Rufus Winton have primary responsibility for making investment decisions for U.S. Growth Fund. When making decisions for the Fund, Mr. Houghton and Mr. Winton regularly consult with the Lynch & Mayer investment team and Edward J. Petner.

Frank Houghton, Senior Vice President and Portfolio Manager, joined Lynch & Mayer in 1990. Prior to joining Lynch & Mayer, Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc from 1969-1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.

Rufus Winton, Senior Vice President and Equity Analyst, joined Lynch & Mayer in 1993. Prior to joining Lynch & Mayer, Mr. Winton was a Planning Analyst at Northwest Airlines, Inc., Director of Business Development at Postal Automation Inc. and a Manager in Mortgage-Backed Securities Sales at Citicorp Investment Bank. He received a BA in Economics from Connecticut College in 1982 and an MBA from Kellogg Graduate School of Management in 1991, where he was an Amoco Scholar.

Edward J. Petner is Chief Executive Officer and Chief Financial Officer of Lynch & Mayer. Before joining Lynch & Mayer, Inc. in 1983, Mr. Petner received a BA from Duquesne University in 1981 and an MBA from the Wharton School in 1983.


Expense ratio
-------------
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
-----------------
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
-----------------------
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

Board of Directors

Investment manager
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

Custodian
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

The Fund

Sub-adviser
Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022

Distributor
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

Service agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Portfolio managers
(see page 9 for details)

Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

I-N

Inflation
---------
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
---------------
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
--------------
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund' s average daily net assets.

About your account

Investing in
the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services


Market capitalization
---------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
--------
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

National Association of Securities Dealers (NASD)
-------------------------------------------------
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

How to buy shares

[GRAPHIC OMITTED]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign an account number.

[GRAPHIC OMITTED]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call the Shareholder Service Center at 800.510.4015.

[GRAPHIC OMITTED]

Through automated shareholder services
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

N-R

Nationally recognized statistical rating organization (NRSRO)
-------------------------------------------------------------
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
---------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
---------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

How to buy shares
(continued)

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Years Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.


Price-to-earnings ratio
-----------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
---------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
----------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
------
To cash in your shares by selling them back to the mutual fund.

Risk
----
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

How to redeem
shares

[GRAPHIC OMITTED]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215-255-8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]

Through automated shareholder services
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

S-S

S&P 500 Index
-------------
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
------------
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
----------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
-------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends,
distributions and
taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


Signature guarantee
-------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
------------------
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
-----------------------------------------
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
-----
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Implementation of investment objectives and policies

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

Convertible
securities

The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. government
securities

The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and

o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

T-V

Total return
------------
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
----------
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Repurchase
agreements

The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-issued
securities and firm
commitment
agreements

The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Foreign
investments

U.S. Growth Fund may invest up to 20% of its assets in foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning foreign issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. domestic companies. Although we do not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limita

Foreign
investments
(continued)

tions on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When we believe that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. We attempt to manage exchange rate risk through active currency management, although there is no guarantee that they will be sucessful.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

Foreign
investments
(continued)

Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Money market
instruments

The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);

o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));

o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);

o  variable rate demand notes, short-term tax-exempt obligations; and

o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic
transactions

General The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to

Strategic
transactions
(continued)

manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any strategic transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these strategic transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on futures and options transactions

The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;

o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or

o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options transactions

The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

Options transactions
(continued)

A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.


Forward foreign
currency exchange
contracts

The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures contracts
and options thereon

The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap agreements

The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special risks of
strategic
transactions

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategic transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategic transactions were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;

o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;

o the fact that skills need to use these strategies are different from those needed to select Fund securities;

o the possible absence of a liquid secondary market for any particular instrument at any time;

o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with strategic transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of strategic transactions would reduce net asset value, and possibly income, and such losses can be greater than if the strategic transactions had not been utilized. The strategic transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.

The Fund's ability to engage in strategic transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                     * * *

The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performace of its securities.

Investments by
fund of funds

U.S. Growth Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both U.S. Growth Fund and Foundation Funds as a result of these transactions.

Financial information

Financial highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. The information for the fiscal periods ending on or before October 31, 1996 has been audited by the Fund's previous independent auditor.

                                                                                        Institutional Class Shares         Period
                                                                                                  Year Ended 10/31   2/3/94(1) to
U.S. Growth Fund                                       1998(5)     1997(5)      1996(6)                       1995       10/31/94
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $16.860     $13.940      $12.500                    $10.230       $10.520
Income (loss) from investment operations
Net investment loss                                     (0.027)     (0.010)      (0.050)                    (0.050)       (0.010)
Net realized and unrealized gain (loss) on
 investments                                             1.287       4.290        1.490                      2.320        (0.280)
                                                       -------     -------      -------                    -------       -------
Total from investment operations                         1.260       4.280        1.440                      2.270        (0.290)
                                                       -------     -------      -------                    -------       -------
Less dividends and distributions
Dividends from net investment income                      none        none         none                       none          none
Distributions from net realized gain on
 investments                                            (6.370)     (1.360)        none                       none          none
                                                       -------     -------      -------                    -------       -------
Total dividends and distributions                       (6.370)     (1.360)        none                       none          none
                                                       -------     -------      -------                    -------       -------
Net asset value, end of period                         $11.750     $16.860      $13.940                    $12.500       $10.230
                                                       =======     =======      =======                    =======       =======
Total return(2)                                         10.80%(3)   33.57%       11.52%(3)                  22.19%(3)     (2.78%)(3)
Ratios and supplemental data
Net assets, end of period (000 omitted)                $28,606     $18,455      $10,003                     $4,819        $1,630
Ratio of expenses to average net assets                  1.19%       1.14%        1.48%                      1.50%         1.50%(4)
Ratio of expenses to average net assets prior to
 expense limitation                                      1.19%        N/A         1.56%                      1.83%         2.60%(4)
Ratio of net investment loss to average net assets      (0.22%)     (0.08%)      (0.45%)                    (0.59%)       (0.27%)(4)
Ratio of net investment loss to average net assets
 prior to expense limitation                            (0.22%)       N/A        (0.53%)                    (0.92%)       (1.37%)(4)
Portfolio turnover rate                                   135%        144%         131%                        58%           66%

Volatility
--------------------------------------------------------------------------------

Volatility, as indicated
by year-by-year return(2)

Volatility chart is not part of the Financial highlights and has not been audited by Ernst & Young LLP.

                                                                                        Institutional Class Shares         Period
                                                                                                  Year Ended 10/31   2/3/94(1) to
                                                        1998        1997         1996                      1995       10/31/94
---------------------------------------------------------------------------------------------------------------------------------
                                                        10.80%(3)   33.57%       11.52%(3)                 -22.19%(3)     -2.78%(3)

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the
Financial highlights
--------------------------------------------------------------------------------

Net investment income

Net investment income includes dividend and interest income earned from the Fund's securities after its expenses have been deducted.

Net realized and
unrealized gain (loss) on investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities that are attributable to that class of the Fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of total net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets

We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

U.S. Growth Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.


You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawarefunds.com

E-mail

service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-7972

                            CUSIP        NASDAQ
                            -----        ------
Institutional Class       245917802      DEUIX



DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

P-104 [--] PP 2/99

DELAWARE
INVESTMENTS
-----------
Philadelphia o London

Overseas Equity Fund
Class A o Class B o Class C
Prospectus March 1, 1999

International Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

--------------------------------------------------------------------------------
Fund profile                                               page 2
Overseas Equity Fund                                            2
--------------------------------------------------------------------------------
How we manage the Fund                                     page 5
Our investment strategies                                       5
The risks of investing in the Fund                              7
--------------------------------------------------------------------------------
Who manages the Fund                                      page 12
Investment manager and sub-adviser                             12
Portfolio managers                                             12
Fund administration (Who's who)                                13
--------------------------------------------------------------------------------
About your account                                        page 14
Investing in the Fund                                          14
   Choosing a share class                                      14
   How to reduce your sales charge                             17
   How to buy shares                                           18
   Retirement plans                                            19
   How to redeem shares                                        20
   Account minimum                                             21
   Special services                                            22
Dividends, distributions and taxes                             23
--------------------------------------------------------------------------------
Implementation of investment
   objectives and policies                                page 24
--------------------------------------------------------------------------------
Certain management considerations                         page 31
--------------------------------------------------------------------------------
Financial information                                     page 32

Profile: Overseas Equity Fund
--------------------------------------------------------------------------------

What is the Fund's goal?

    Overseas Equity Fund seeks to maximize total return (capital appreciation and income) principally through investments in an internationally diversified portfolio of equity securities. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

o   Investors with long-term financial goals.

o   Investors looking for capital growth potential.

o Investors willing to accept the sometimes sharp and unpredictable fluctuations in value that a foreign fund can experience. These fluctuations can be even more pronounced for funds like Overseas Equity Fund, which invest in developing countries.

Who should not invest in the Fund

o   Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o   Investors whose primary goal is to receive current income.

o Investors who do not understand the significant risks associated with international investing.

What are the Fund's main investment strategies? We invest in stocks of companies based in foreign countries which are believed to offer appreciation potential. We may invest in companies based in established countries. We may also invest up to 40% of our net assets in companies located in developing countries.

In determining what portion of the Overseas Equity Fund's assets should be allocated to a particular country, we consider: how weak or strong the country's currency is, the country's prospects for economic growth compared to other countries, expected levels of inflation, political environment and the range of investment opportunities available in the country.

In selecting individual stocks for the portfolio, we evaluate each stock on its growth prospects and the potential value of its future income stream. We estimate how much a stock is likely to pay in dividends. We then adjust that for inflation to determine a current value for the stock. We compare that value to other stocks available to us and decide what companies appear to have the best future prospects. This strategy allows us to compare stocks across a variety of countries and is typically considered to be a value approach to investing.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of the securities held by the Fund may increase and decrease, sometimes rapidly and unpredictably. Consequently, the Fund's share price could increase or decrease significantly, particularly over the short term. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability or lax accounting and regulatory standards. These risks and others are described more fully on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Overseas Equity Fund performed?
--------------------------------------------------------------------------------
                                             Year-by-year total return (Class A)

This bar chart can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as average annual returns of all shares for the one and five years and since inception, if applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[BAR CHART APPEARS HERE]

         1994           1995         1996        1997         1998
         4.21%         11.10%        9.53%       1.76%       -6.74%


As of December 31, 1998, the Fund had a year-to-date return of -6.74%. During the periods illustrated in this bar chart, the Fund's highest return was 11.28% for the quarter ended June 30, 1997 and its lowest return was -13.70% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

                              Average annual returns for periods ending 12/31/98

CLASS                                      A                    B                      C
                                                     (if redeemed)*         (if redeemed)*      Morgan Stanley
                          (Inception 12/3/93)  (Inception 3/29/94)    (Inception 5/10/94)         EAFE Index**
---------------------------------------------------------------------------------------------------------------
1 year                           -12.11%              -10.97%                -8.24%                  20.33%
---------------------------------------------------------------------------------------------------------------
5 years                            2.54%                 N/A                   N/A                    9.50%
---------------------------------------------------------------------------------------------------------------
Lifetime**                         2.36%                1.74%                 2.03%                  10.86%
---------------------------------------------------------------------------------------------------------------

  The table above shows the Fund's average annual returns over various time periods compared to the performance of the Morgan Stanley EAFE Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities.

 *If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be -7.51% and 1.98% for the one-year and lifetime periods, respectively. Returns for Class C would be -7.54% and 2.03% for the one-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Morgan Stanley returns are for Class A lifetime. Morgan Stanley returns for Class B and Class C lifetimes were 9.22% and 8.42%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges; please see the Statement of Additional Information for details.

CLASS                                                 A         B         C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases as a percentage of offering price      5.75%      none      none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
   as a percentage of original purchase price or
   redemption price, whichever is lower             none(1)      5%(2)     1%(3)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   reinvested dividends                             none       none      none
--------------------------------------------------------------------------------
Redemption fees                                     none       none      none

--------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

Management fees                                 1.00%       1.00%        1.00%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees           0.30%(4)    1.00%        1.00%
--------------------------------------------------------------------------------
Other expenses                                  2.45%       2.45%        2.45%
--------------------------------------------------------------------------------
Total operating expenses(5)                     3.75%       4.45%        4.45%

--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



CLASS(7)               A           B            B           C            C
                                     (if redeemed)            (if redeemed)
--------------------------------------------------------------------------------
1 year              $931        $446         $946        $446         $546
--------------------------------------------------------------------------------
3 years           $1,655      $1,346       $1,646      $1,346       $1,346
--------------------------------------------------------------------------------
5 years           $2,398      $2,256       $2,456      $2,256       $2,256
--------------------------------------------------------------------------------
10 years          $4,338      $4,433       $4,433      $4,574       $4,574
--------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Prior to May 6, 1996, 12b-1 Plan expenses for Class A Shares were 0.35%. Beginning May 6, 1996, those expenses were reduced to 0.30%.

(5) The investment manager has agreed to waive fees and pay expenses from May 1, 1998 through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.55% of average daily net assets. The manager's voluntary commitments of waiver and payment were different prior to May 1, 1998.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, the example does not assume the voluntary expense limitation discussed in footnote 5.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

Overseas Equity Fund's investment objective is to maximize total return (capital appreciation and income) principally through investments in an internationally diversified portfolio of equity securities.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Overseas Equity Fund's investment goal is to seek to maximize total return (capital appreciation and income). It seeks to achieve this objective by investing primarily in equity securities of foreign issuers located in countries that the manager or sub-adviser deems to have attractive investment opportunities. "Total return" refers to income plus realized and unrealized appreciation of the securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities of issuers located in at least three countries other than the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries including:

Australia          Hong Kong          Norway
Austria            India              Portugal
Belgium            Ireland            Singapore
Brazil             Italy              South Africa
Canada             Japan              Spain
Denmark            Luxembourg         Sweden
Finland            Malaysia           Switzerland
France             Mexico             Thailand
Germany            The Netherlands    The United
Greece             New Zealand         Kingdom

The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible


How to use
this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A

Amortized cost
--------------
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
--------------
An average of when the individual bonds and other debt securities held in a portfolio will mature.

securities, consisting of fixed-income securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities. In addition, the Fund's investments may include American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and securities of foreign investment funds or trusts to the extent permitted under the Fund's investment restrictions. See "The risks of investing in the Fund" on page 7. For a complete list of the Fund's investment restrictions, see Investment Restrictions in the Statement of Additional Information.

The Fund may invest up to 40% of its assets in securities of companies located in, or governments of, developing countries. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

Certain investment guidelines

Illiquid securities Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including, where applicable:

o repurchase agreements with maturities greater than seven calendar days;

o time deposits maturing in more than seven calendar days;

o certain instruments, futures contracts and options thereon for which there is no liquid secondary market;

o certain over-the-counter options, as described in the Statement of Additional Information;

o certain variable rate demand notes having a demand period of more than seven days; and

o certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).

Restricted securities Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

Other guidelines

In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary


B-C

Bond
----
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings
------------
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

Other guidelines
(continued)

or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an the Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in the Statement of Additional Information.

The risks of investing
in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Overseas Equity Fund, you should consider an investment in it to be a long-term investment that typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in Overseas Equity Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

--------------------------------------------------------------------------------
Risks
--------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the securities in a certain market -- like the stock or bond market -- or in a certain country or region will decline in value because of factors such as economic conditions, future expectations or investor confidence.
--------------------------------------------------------------------------------
Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.
--------------------------------------------------------------------------------

Currency risk The value of the Fund's investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How we strive to manage them
--------------------------------------------------------------------------------
Overseas Equity Fund
--------------------------------------------------------------------------------
We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of our portfolio should be invested in any individual country, we evaluate the country's economy, politics, liquidity, corporate earnings, interest rates and valuations relative to other countries.

We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy. We may also invest a major portion of the Fund's net assets in U.S. securities as a temporary defensive measure.

--------------------------------------------------------------------------------
We hold a number of different securities in a variety of sectors in order to minimize the impact that any one poorly performing security would have on Overseas Equity Fund's overall performance.

--------------------------------------------------------------------------------
Overseas Equity Fund may try to hedge its currency risk by purchasing foreign currency exchange contracts. By agreeing to purchase or sell foreign currencies at a pre-set price on a future date, Overseas Equity Fund strives to protect the value of the stocks it owns from future changes in currency rates. Overseas Equity Fund will use currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.
--------------------------------------------------------------------------------

Capital
-------
The amount of money you invest.

Capital appreciation
--------------------
An increase in the value of an investment.

Capital gains distributions
---------------------------
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
----------
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
-----------
Earnings on an investment's previous earnings.

--------------------------------------------------------------------------------
Risks
--------------------------------------------------------------------------------
Political risk The risk that countries or the entire region where we invest may experience political instability, which may cause greater fluctuation in the value of our investments due to changes in currency exchange rates, governmental seizures or nationalization of assets.

--------------------------------------------------------------------------------
Emerging market risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.

--------------------------------------------------------------------------------
Inefficient market risk Foreign markets may be less liquid, have greater price volatility, less regulation and higher transaction costs than U.S. markets.

--------------------------------------------------------------------------------
Information risk Foreign companies are subject to different accounting, auditing and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the United States.

--------------------------------------------------------------------------------
How we strive to manage them
--------------------------------------------------------------------------------
Overseas Equity Fund
--------------------------------------------------------------------------------
We carefully evaluate the political situations in the countries where we invest and take into account any potential risks before we select securities for the portfolio. However, there is no way to eliminate political risk when investing internationally.

--------------------------------------------------------------------------------
We carefully select securities within emerging markets and strive to consider all relevant risks associated with an individual company. Typically a larger percentage of our net assets is allocated to established countries than to developing countries. However, we cannot eliminate emerging market risk and consequently encourage shareholders to invest in this Fund only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

--------------------------------------------------------------------------------
The Fund will attempt to reduce these risks through investing in a number of different countries, credit analysis and attention to trends in the the economy, industries and financial markets. The fact that we are investing for the long term makes short-term liquidity less important and helps to reduce the high transaction costs that may be associated with funds which engage in more short-term trading.

--------------------------------------------------------------------------------
We conduct a great deal of fundamental research on the companies we invest in rather than relying solely on information available through financial reporting. We believe this will help us better uncover any potential weakness in individual companies.
--------------------------------------------------------------------------------

C-D

Consumer Price Index (CPI)
--------------------------
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.



Contingent deferred sales charge (CDSC)
---------------------------------------
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
--------------
A debt security issued by a corporation. See bond.

Additional Information on risk factors

Fixed-income
securities

To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise.

Foreign
investments

Overseas Equity Fund may invest substantially all of its assets in foreign investments. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the manager or sub-adviser does not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When the manager or sub-adviser believes that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The manager and sub-adviser attempt to manage exchange rate risk through active currency management, but there is no guarantee that they will be successful.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile


Depreciation
------------
A decline in an investment's value.

Diversification
---------------
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
---------------------
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
--------
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Borrowing

The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

E-I

Expense ratio
-------------
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
-----------------
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Securities
lending

The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

Temporary defensive
position

For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. To the extent the Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. The Fund may also hold a portion of its assets in cash for liquidity purposes.

Portfolio
turnover

High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                     * * *

For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.


Fixed-income securities
-----------------------
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
---------
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
---------------
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Who manages the Fund

Investment manager
and sub-adviser

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware International Advisers Ltd., an affiliate of Delaware Management Company, is the Fund's sub-adviser. As sub-adviser, Delaware International is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. No fees were paid to the manager or sub-adviser for the last fiscal year.

Portfolio
managers

Clive A. Gillmore and Robert Akester have had primary responsibility for making day-to-day investment decisions for the Fund since September 15, 1997.

Clive A. Gilmore is a graduate of the University of Warwick. He began his career at Legal and General Investment Management and joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

Robert Akester joined Delaware International in 1996 as a Senior Portfolio Manager. He began his investment career in 1969 and was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

In making investment decisions for Overseas Equity Fund, Mr. Gillmore and Mr. Akester regularly consult with an international equity team of nine members, five of whom research the Pacific Basin and four of whom research the European Markets. From time to time, Mr. Gillmore and Mr. Akester also consult with David
G. Tilles regarding investment decisions for the Fund.

David G. Tilles, Chief Investment Officer for Delaware International, is a graduate of the University of Warwick with a BS in management sciences. Before joining Delaware International in 1990, he was Chief Investment Officer of Hill Samuel Investment Management Ltd. He is a member of the Institute of Investment Management & Research and the Operational Research Society.

M-N

Management fee
--------------
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
---------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
--------
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

Board of directors

Investment manager
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

Custodian
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

The Fund

Sub-adviser
Delaware International Advisers LTD.
Third Floor 80 Cheapside
London England EC2V 6EE

Distributor
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

Service agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Financial advisers

Portfolio managers
(see page 12 for details)

Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.


Morgan Stanley EAFE Index
-------------------------
The Morgan Stanley Capital International EAFE Stock Index is an international index including stocks traded on certain exchanges in Europe, Australia and the Far East, weighted by capitalization.

National Association of Securities Dealers (NASD)
-------------------------------------------------
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.


Nationally recognized statistical rating organization (NRSRO)
-------------------------------------------------------------
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

About your account

Investing in
the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class
  A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.35% (currently, no more than 0.30%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge.


Class A Sales Charges

-------------------------------------------------------------------------------------------------
                       Sales charge as %      Sales charge as % of      Dealer's commission as %
Amount of purchase     of offering price        amount invested             of offering price
-------------------------------------------------------------------------------------------------
Less than $50,000            5.75%                  6.15%                        5.00%

   $50,000 but
 under $100,000              4.75%                  5.03%                        4.00%

  $100,000 but
 under $250,000              3.75%                  3.91%                        3.00%

  $250,000 but
 under $500,000              2.50%                  2.57%                        2.00%

  $500,000 but
under $1 million             2.00%                  2.01%                        1.60%
-------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.


------------------------------------------------------------------------------------------------------------
                                   Sales charge as %      Sales charge as % of      Dealer's commission as %
Amount of purchase                of offering price          amount invested            of offering price
------------------------------------------------------------------------------------------------------------
$1 million up to $5 million              none                     none                        1.00%

   Next $20 million
  up to $25 million                      none                     none                        0.50%

Amount over $25 million                  none                     none                        0.25%
------------------------------------------------------------------------------------------------------------


N-R

Net asset value (NAV)
---------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
---------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
-----------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Class
  B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.35% (currently no more than 0.30%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


Principal
---------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
----------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
------
To cash in your shares by selling them back to the mutual fund.

Risk
----
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Class
  C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


S-S

Sales charge
------------
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
----------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
-------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

How to reduce your
sales charge


We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

---------------------------------------------------------------------------------------------------------------------------
                                                                                         Share class
Program                     How it works                               A                      B                 C
---------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you agree        X              Although the Letter of Intent and
                           to invest a certain amount in                              Rights of Accumulation do not apply
                           Delaware Investment Funds (except                          to the purchase of Class B and C
                           money market funds with no sales                           shares, you can combine your
                           charge) over a 13-month period to                          purchase of Class A shares with your
                           qualify for reduced front-end sales                        purchase of B and C shares to
                           charges.                                                   fulfill your Letter of Intent or
                                                                                      qualify for Rights of Accumulation.

Rights of Accumulation     You can combine your holdings or            X
                           purchases of all funds in the
                           Delaware Investments family (except
                           money market funds with no sales
                           charge) as well as the holdings and
                           purchases of your spouse and
                           children under 21 to qualify for
                           reduced front-end sales charges.

Reinvestment of Redeemed   Up to 12 months after you redeem            X
Shares                     shares, you can reinvest the
                           proceeds without paying a front-end
                           sales charge.


SIMPLE IRA, SEP IRA,       These investment plans may qualify          X              Not available
SARSEP, Prototype Profit   for reduced sales charges by
Sharing, Pension,          combining the purchases of all
401(k), SIMPLE 401(k),     members of the group. Members of
403(b)(7), and 457         these groups may also qualify to
Retirement Plans           purchase shares without a front-end
                           sales charge and a waiver of any
                           contingent deferred sales charges.

---------------------------------------------------------------------------------------------------------------------------


Signature guarantee
-------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
------------------
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
-----------------------------------------
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
-----
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

How to buy shares

[GRAPHIC OMITTED]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

T-V

Total return
------------
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
--------------------------------------------------------------
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
----------
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

How to buy shares
(continued)

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Retirement plans

In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimum

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic
Investing Plan

The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.


Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend
Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
(continued)

MoneyLine(SM)
On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine(SM)
Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic
Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends,
distributions
and taxes


Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment
objectives and policies

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

Convertible
securities

The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. government
securities

The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and

o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase
agreements

The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-issued
securities and firm
commitment
agreements

The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money market
instruments

The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);

o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));

o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);

o variable rate demand notes, short-term tax-exempt obligations; and

o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic
transactions

General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any

Strategic
transactions
(continued)

Strategic transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these strategic transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on
futures and options
transactions

The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;

o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or

o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options transactions

The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

Options transactions
(continued)

A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward foreign
currency exchange
contracts

The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures contracts
and options thereon

The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap agreements

The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements
(continued)

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special risks of
strategic
transactions

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategic transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategic transactions were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;

o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;

o the fact that skills need to use these strategies are different from those needed to select Fund securities;

o the possible absence of a liquid secondary market for any particular instrument at any time;

o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with strategic transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of strategic transactions would reduce net asset value, and possibly income, and such losses can be greater than if the strategic transactions had not been utilized. The strategic transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.

Special risks of
strategic
transactions
(continued)

The Fund's ability to engage in strategic transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                     * * *

The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations

Year 2000


As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performace of its securities.


Investments by
fund of funds

Overseas Equity Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Overseas Equity Fund and Foundation Funds as a result of these transactions.

Financial information

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31,1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. The information for the fiscal periods ending on or before October 31, 1996 has audited by the Fund's previous independent auditors.

Financial highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Class A

                                                                                                            Year   Period 12/3/93(1)
                                                                                                     Ended 10/31                  to
Overseas Equity Fund                                        1998(5)          1997(5)     1996(6)            1995            10/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $12.520         $12.390      $11.400         $11.000       $10.000
Income (loss) from investment operations
Net investment income (loss)                                  0.091          (0.060)      (0.060)          0.010         0.020
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                      (1.501)         (0.960)       1.073           0.400         1.010
                                                            -------         -------      -------         -------       -------
Total from investment operations                             (1.410)         (0.900)       1.013           0.400         1.030
                                                            -------         -------      -------         -------       -------
Less dividends and distributions
Dividends from net investment income                         (0.520)         (0.440)      (0.023)         (0.010)       (0.030)
Distributions from net realized gain on investments          (1.640)         (0.330)        none            none          none
                                                            -------         -------      -------         -------       -------
Total dividends and distributions                            (2.160)         (0.770)      (0.023)         (0.010)       (0.030)
                                                            -------         -------      -------         -------       -------
Net asset value, end of period                              $ 8.950         $12.520      $12.390         $11.400       $11.000
                                                            =======         =======      =======         =======       =======
Total return(2)                                              (12.95%)(3)       7.74%        8.90%(3)        3.81%(3)     10.25%(3)
Ratios and supplemental data
Net assets, end of period (000 omitted)                     $ 2,034         $10,868      $14,886         $13,018       $11,721
Ratio of expenses to average net assets                        1.83%           1.80%        1.82%           1.85%         1.85%(4)
Ratio of expenses to average net assets prior to
  expense limitation                                           3.75%            N/A         2.60%           2.96%         3.56%(4)
Ratio of net investment income (loss) to average
  net assets                                                   0.93%          (0.45%)      (0.51%)          0.00%         0.25%(4)
Ratio of net investment loss to average net assets
   prior to expense limitation                                (0.99%)           N/A        (1.29%)         (1.11%)       (1.96%)(4)
Portfolio turnover                                               87%             18%          21%              9%            6%

Volatility
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Period 12/3/93(1)
                                                                                           Year Ended 10/31                  to
                                                       1998           1997        1996                 1995                1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10.25%(3)
                                                                     7.74%       8.90%(3)

                                                                                                      3.81%(3)

                                                  -12.95%(3)
------------------------------------------------------------------------------------------------------------------------------------

Volatility, as indicated
by year-by-year return(2)

Volatility chart is not part of the
Financial highlights and
has not been audited
by Ernst & Young LLP.

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the
Financial highlights
--------------------------------------------------------------------------------
Net investment                              Net asset value (NAV)
income
                                            This is the value of a
Net investment income                       mutual fund share,
includes dividend and                       calculated by dividing the
interest income earned                      net assets by the number
from the Fund's securities;                 of shares outstanding.
it is after expenses
have been deducted.

Net realized and
unrealized gain (loss)
on investments and
foreign currencies

A realized gain occurs
when we sell an investment
at a profit, while a realized
loss occurs when we sell an
investment at a loss. When an
investment increases or
decreases in value but we do
not sell it, we record an
unrealized gain or loss. The
amount of realized gain per
share that we pay to shareholders
is listed under "Less dividends
and distributions-Distributions
from net realized gain on
investments."

Financial highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Class B

                                                                                                                   Period 3/29/94(1)
                                                                                                Year Ended 10/31                  to
Overseas Equity Fund                                       1998(5)         1997(5)     1996(6)          1995                10/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $11.540         $11.560     $10.710       $10.400            $10.000
Income (loss) from investment operations
Net investment income (loss)                                 0.033          (0.140)     (0.060)       (0.020)              none
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                    (1.383)          0.890       0.930         0.350              0.430
                                                           -------         -------     -------       -------            -------
Total from investment operations                            (1.350)          0.750       0.870         0.330              0.430
                                                           -------         -------     -------       -------            -------
Less dividends and distributions
Dividends from net investment income                        (0.520)         (0.440)     (0.020)       (0.020)            (0.030)
Distributions from net realized gain on investments         (1.640)         (0.330)       none          none               none
                                                           -------         -------     -------       -------            -------
Total dividends and distributions                           (2.160)         (0.770)     (0.020)       (0.220)            (0.030)
                                                           -------         -------     -------       -------            -------
Net asset value, end of period                             $ 8.030         $11.540     $11.560       $10.710            $10.400
                                                           =======         =======     =======       =======            =======
Total return(2)                                            (13.66%)(3)        6.95%       8.16%(3)      3.19%(3)           4.28%(3)
Ratios and supplemental data
Net assets, end of period (000 omitted)                     $1,166         $ 1,450     $ 1,208        $1,183               $523
Ratio of expenses to average net assets                       2.53%           2.50%       2.50%         2.50%              2.50%(4)
Ratio of expenses to average net assets prior to
  expense limitation                                          4.45%            N/A        3.28%         3.61%              4.22%(4)
Ratio of net investment loss to average net assets            0.23%          (1.16%)     (1.19%)       (0.57%)            (0.37%)(4)
Ratio of net investment loss to average net assets
  prior to expense limitation                                (1.69%)           N/A       (1.97%)       (1.68%)            (2.09%)(4)
Portfolio turnover                                              87%             18%         21%            9%                 6%

Volatility
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Period 3/29/94(1)
                                                                                                Year Ended 10/31                  to
                                                        1998          1997          1996                    1995                1994
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    8.16%
                                                                     6.95%
                                                                                                                            4.28%(3)
                                                                                                        3.19%(3)

                                                   -13.66%(3)
------------------------------------------------------------------------------------------------------------------------------------

Volatility, as indicated
by year-by-year return(2)

Volatility chart is not part of the
Financial highlights and
has not been audited
by Ernst & Young LLP.

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the
Financial highlights
(continued)
--------------------------------------------------------------------------------
Total return                                Ratio of expenses to
                                            average net assets
This represents the rate that an
investor would have earned or lost          The expense ratio is the percentage
on an investment in the Fund. In            of net assets that a fund pays
calculating this figure for the             annually for operating expenses and
financial highlights table, we              management fees. These expenses
include applicable fee waivers,             include accounting and
exclude front-end and contingent            administration expenses, services
deferred sales charges, and assume          for shareholders, and similar
the shareholder has reinvested all          expenses.
dividends and realized gains.

Net assets

Net assets represent the total
value of all the assets in the
Fund's portfolio, less any
liabilities, that are attributable
to that class of the Fund.

Financial highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Class C
                                                                                                                   Period 5/10/94(1)
                                                                                                  Year Ended 10/31                to
Overseas Equity Fund                                          1998(5)       1997(5)    1996(6)                1995          10/31/94
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.550       $11.580    $10.730             $10.430      $10.000
Income (loss) from investment operations
Net investment income (loss)                                    0.033        (0.140)    (0.060)             (0.060)       0.010
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                       (1.383)        0.880      0.930               0.390        0.440
                                                              -------       -------    -------             -------      -------
Total from investment operations                               (1.350)        0.740      0.870               0.330        0.450
                                                              -------       -------    -------             -------      -------
Less dividends and distributions
Dividends from net investment income                           (0.520)       (0.440)    (0.020)             (0.030)      (0.020)
Distributions from net realized gain on investments            (1.640)       (0.330)      none                none         none
                                                              -------       -------    -------             -------      -------
Total dividends and distributions                              (2.160)       (0.770)    (0.020)             (0.030)      (0.020)
                                                              -------       -------    -------             -------      -------
Net asset value, end of period                                $ 8.040       $11.550    $11.580             $10.730      $10.430
                                                              =======       =======    =======             =======      =======
Total return(2)                                                (13.67%)(3)    6.85%       8.15%(3)            3.16%(3)     4.45%(3)
Ratios and supplemental data
Net assets, end of period (000 omitted)                          $179          $159    $   112                 $43          $38
Ratio of expenses to average net assets                          2.53%         2.50%      2.50%               2.50%        2.50%(4)
Ratio of expenses to average net assets prior to
  expense limitation                                             4.45%          N/A       3.28%               3.61%        4.23%(4)
Ratio of net investment loss to average net assets               0.23%        (1.16%)    (1.19%)             (0.62%)       0.16%(4)
Ratio of net investment loss to average net assets prior
  to expense limitation                                         (1.69%)         N/A      (1.97%)             (1.73%)      (1.57%)(4)
Portfolio turnover                                                 87%           18%        21%                  9%           6%

Volatility
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Period 5/10/94(1)
                                                                                             Year Ended 10/31                     to
                                                      1998             1997        1996                  1995                   1994
------------------------------------------------------------------------------------------------------------------------------------

                                                                               8.15%(3)
                                                                      6.85%
                                                                                                                            4.45%(3)
                                                                                                     3.16%(3)
                                                 -13.67%(3)
------------------------------------------------------------------------------------------------------------------------------------

Volatility, as indicated by year-by-year return(2)

Volatility chart is not part of the
Financial highlights and
has not been audited
by Ernst & Young LLP.

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total return reflects voluntary expense caps.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

     How to read the
Financial highlights
         (continued)
--------------------------------------------------------------------------------
Ratio of net investment income to           Portfolio turnover
average net assets
                                            This figure tells you the amount of
We determine this ratio by dividing         trading activity in a fund's
net investment income by average            portfolio. For example, a fund with
net assets.                                 a 50% turnover has bought and sold
                                            half of the value of its total
                                            investment portfolio during the
                                            stated period.

Overseas Equity Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and
other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.

Web site

www.delawarefunds.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time.

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-7972


                CUSIP        NASDAQ
                -----        ------
 Class A      245917885      DEWGX
 Class B      245917877      DEWBX
 Class C      245917869      DEWCX


DELAWARE
INVESTMENTS
-----------
Philadelphia o London

P-109 [--] PP 2/99

DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

Overseas Equity
Fund

Institutional Class

Prospectus March 1, 1999


International Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents


 ...............................................................................
Fund profile                                                            page 2
Overseas Equity Fund                                                         2
 ...............................................................................
How we manage the Fund                                                  page 4
Our investment strategies                                                    4
The risks of investing in the Fund                                           5
 ...............................................................................
Who manages the Fund                                                   page 11
Investment manager and Sub-adviser                                          11
Portfolio managers                                                          11
Fund administration (Who's who)                                             12
 ...............................................................................
About your account                                                     page 13
Investing in the Fund                                                       13
         Institutional Class shares                                         13
         How to buy shares                                                  14
         How to redeem shares                                               16
         Account minimum                                                    17
         Exchanges                                                          17
Dividends, distributions and taxes                                          17
 ...............................................................................
Implementation of investment
         objectives and policies                                       page 18
 ...............................................................................
Certain management considerations                                      page 25
 ...............................................................................
Financial information                                                  page 26

Profile: Overseas Equity Fund

What is the Fund's goal?

  Overseas Equity Fund seeks to maximize total return (capital appreciation and income) principally through investments in an internationally diversified portfolio of equity securities. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

     o  Investors with long-term financial goals.

     o  Investors looking for capital growth potential.

     o Investors willing to accept the sometimes sharp and unpredictable fluctuations in value that a foreign fund can experience. These fluctuations can be even more pronounced for funds like Overseas Equity Fund, which invest in developing countries.

Who should not invest in the Fund

     o  Investors with short-term financial goals.

     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

     o  Investors whose primary goal is to receive current income.

     o Investors who do not understand the significant risks associated with international investing.


What are the Fund's main investment strategies? We invest in stocks of companies based in foreign countries which are believed to offer appreciation potential. We may invest in companies based in established countries. We may also invest up to 40% of our net assets in companies located in developing countries.

In determining what portion of the Overseas Equity Fund's assets should be allocated to a particular country, we consider: how weak or strong the country's currency is, the country's prospects for economic growth compared to other countries, expected levels of inflation, political environment and the range of investment opportunities available in the country.

In selecting individual stocks for the portfolio, we evaluate each stock on its growth prospects and the potential value of its future income stream. We estimate how much a stock is likely to pay in dividends. We then adjust that for inflation to determine a current value for the stock. We compare that value to other stocks available to us and decide what companies appear to have the best future prospects. This strategy allows us to compare stocks across a variety of countries and is typically considered to be a value approach to investing.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of the securities held by the Fund may increase and decrease, sometimes rapidly and unpredictably. Consequently, the Fund's share price could increase or decrease significantly, particularly over the short term. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability or lax accounting and regulatory standards. These risks and others are described more fully on page 6.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Overseas Equity Fund performed?
--------------------------------------------------------------------------------

This bar chart can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past five calendar years, as well as average annual returns of all shares for one year and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[BAR CHART APPEARS HERE]

Year-by-year total return (Institutional Class)

        1995         1996         1997         1998
       10.19%        9.88%        2.02%       -6.59%


As of December 31, 1998, the Fund had a year-to-date return of -6.59%. During the periods illustrated in this bar chart, the Institutional Class' highest return was 11.41% for the quarter ended June 30, 1997 and its lowest return was -13.73% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/98
--------------------------------------------------------------------------------
                                            Institutional     Morgan Stanley
                                                    Class         EAFE Index
         1 year                                    -6.59%             20.33%
         Since inception (2/3/94)                   2.71%              7.87%
--------------------------------------------------------------------------------
The table above shows the Fund's average annual returns over various time periods compared to the performance of the Morgan Stanley EAFE Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities.


What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
         purchases as a percentage of offering price                      none
Maximum contingent deferred sales charge (load)
         as a percentage of original purchase price or
         redemption price, whichever is lower                             none
Maximum sales charge (load) imposed on
         reinvested dividends                                             none
Redemption fees                                                           none
Exchange Fees(1)                                                          none
--------------------------------------------------------------------------------
Management fees                                                           1.00%
Distribution and service (12b-1) fees                                     none
Other expenses                                                            2.45%
Total operating expenses(2)                                               3.45%
--------------------------------------------------------------------------------
1 year                                                                    $348
3 years                                                                 $1,059
5 years                                                                 $1,793
10 years                                                                $3,730

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has agreed to waive fees and pay expenses May 1, 1998 through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets. The manager's voluntary commitments of waiver and payment were different prior to May 1, 1998.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, the example does not assume the voluntary expense limitation discussed in footnote 2.

How we manage the Fund

Our investment strategies

Overseas Equity Fund's investment objective is to maximize total return (capital appreciation and income) principally through investments in an internationally diversified portfolio of equity securities.

Overseas Equity Fund's investment goal is to seek to maximize total return (capital appreciation and income). It seeks to achieve this objective by investing primarily in equity securities of foreign issuers located in countries that the manager or sub-adviser deems to have attractive investment opportunities. "Total return" refers to income plus realized and unrealized appreciation of the securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities of issuers located in at least three countries other than the United States. However, more than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries including:

Australia             Hong Kong                Norway
Austria               India                    Portugal
Belgium               Ireland                  Singapore
Brazil                Italy                    South Africa
Canada                Japan                    Spain
Denmark               Luxembourg               Sweden
Finland               Malaysia                 Switzerland
France                Mexico                   Thailand
Germany               The Netherlands          The United  Kingdom
Greece                New Zealand

The relative strength or weakness of a particular country's currency or economy may dictate whether securities of issuers located in such country will be purchased or sold. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

How to use
this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
--------------
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
----------------
An average of when the individual bonds and other debt securities held in a portfolio will mature.

The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of fixed-income securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities. In addition, the Fund's investments may include American Depositary Receipts (ADRs), American Depositary Shares
(ADSs) and securities of foreign investment funds or trusts to the extent permitted under the Fund's investment restrictions. See "The risks of investing in the Fund" on page 6. For a complete list of the Fund's investment restrictions, see Investment Restrictions in the Statement of Additional Information.

The Fund may invest up to 40% of its assets in securities of companies located in, or governments of, developing countries. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

Certain investment guidelines

Illiquid securities Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including, where applicable:

o repurchase agreements with maturities greater than seven calendar days;

o time deposits maturing in more than seven calendar days;

o certain instruments, futures contracts and options thereon for which there is no liquid secondary market;

o certain over-the-counter options, as described in the Statement of Additional Information;

o certain variable rate demand notes having a demand period of more than seven days; and

o certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).

Restricted securities Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

Bond
----
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See also Nationally recognized statistical rating organization.

Bond ratings
------------
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

Other guidelines

In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in the Statement of Additional Information.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Overseas Equity Fund, you should consider an investment in it to be a long-term investment that typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in Overseas Equity Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

--------------------------------------------------------------------------------
Risks
--------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the securities in a certain market -- like the stock or bond market -- or in a certain country or region will decline in value because of factors such as economic conditions, future expectations or investor confidence.

Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

Currency risk The value of the Fund's investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

--------------------------------------------------------------------------------
How we strive to manage them
--------------------------------------------------------------------------------
Overseas Equity Fund
--------------------------------------------------------------------------------

We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of our portfolio should be invested in any individual country, we evaluate the country's economy, politics, liquidity, corporate earnings, interest rates and valuations relative to other countries.

We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy. We may also invest a major portion of the Fund's net assets in U.S. securities as a temporary defensive measure.

We hold a number of different securities in a variety of sectors in order to minimize the impact that any one poorly performing security would have on Overseas Equity Fund's overall performance.

Overseas Equity Fund may try to hedge its currency risk by purchasing foreign currency exchange contracts. By agreeing to purchase or sell foreign currencies at a pre-set price on a future date, Overseas Equity Fund strives to protect the value of the stocks it owns from future changes in currency rates. Overseas Equity Fund will use currency exchange contracts only for defensive measures, not to enhance portfolio returns. However, there is no assurance that a strategy such as this will be successful.
--------------------------------------------------------------------------------
C-D

Capital
-------
The amount of money you invest.

Capital appreciation
--------------------
An increase in the value of an investment.

Capital gains distributions
---------------------------
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
-----------
Earnings on an investment's previous earnings.

--------------------------------------------------------------------------------
Risks
--------------------------------------------------------------------------------
Political risk The risk that countries or the entire region where we invest may experience political instability, which may cause greater fluctuation in the value of our investments due to changes in currency exchange rates, governmental seizures or nationalization of assets.

Emerging market risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.

Inefficient market risk Foreign markets may be less liquid, have greater price volatility, less regulation and higher transaction costs than U.S. markets.

Information risk Foreign companies are subject to different accounting, auditing and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the United States.

--------------------------------------------------------------------------------
How we strive to manage them
--------------------------------------------------------------------------------
Overseas Equity Fund
--------------------------------------------------------------------------------
We carefully evaluate the political situations in the countries where we invest and take into account any potential risks before we select securities for the portfolio. However, there is no way to eliminate political risk when investing internationally.

We carefully select securities within emerging markets and strive to consider all relevant risks associated with an individual company. Typically a larger percentage of our net assets is allocated to established countries than to developing countries. However, we cannot eliminate emerging market risk and consequently encourage shareholders to invest in this Fund only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

The Fund will attempt to reduce these risks through investing in a number of different countries, credit analysis and attention to trends in the economy, industries and financial markets. The fact that we are investing for the long term makes short-term liquidity less important and helps to reduce the high transaction costs that may be associated with funds which engage in more short-term trading.

We conduct a great deal of fundamental research on the companies we invest in rather than relying solely on information available through financial reporting. We believe this will help us better uncover any potential weakness in individual companies.
--------------------------------------------------------------------------------

Consumer Price Index (CPI)
--------------------------
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
--------------
A debt security issued by a corporation. See bond.

Cost Basis
----------
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
------------
A decline in an investment's value.

Additional information on risk factors

Fixed-income
securities

To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise.

Foreign
investments

Overseas Equity Fund may invest substantially all of its assets in foreign investments. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the manager or sub-adviser does not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When the manager or sub-adviser believes that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The manager and sub-adviser attempt to manage exchange rate risk through active currency management, but there is no guarantee that they will be successful.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile

D-F

Diversification
---------------
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
---------------------
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
--------
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Borrowing

The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

Expense ratio
-------------
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
-----------------
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
-----------------------
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See bonds.

Securities
lending


The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

Temporary defensive
position

For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. To the extent the Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. The Fund may also hold a portion of its assets in cash for liquidity purposes.

Portfolio
turnover

High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                     * * *

For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.

I-N

Inflation
---------
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
---------------
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
--------------
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund' s average daily net assets.

Who manages the Fund

Investment manager
and sub-adviser

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware International Advisers Ltd., an affiliate of Delaware Management Company, is the Fund's sub-adviser. As sub-adviser, Delaware International is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. No fees were paid to the manager or sub-adviser for the last fiscal year.

Portfolio
managers

Clive A. Gillmore and Robert Akester have had primary responsibility for making day-to-day investment decisions for the Fund since September 15, 1997.

Clive A. Gilmore is a graduate of the University of Warwick. He began his career at Legal and General Investment Management and joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

Robert Akester joined Delaware International in 1996 as a Senior Portfolio Manager. He began his investment career in 1969 and was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

In making investment decisions for Overseas Equity Fund, Mr. Gillmore and Mr. Akester regularly consult with an international equity team of nine members, five of whom research the Pacific Basin and four of whom research the European Markets. From time to time, Mr. Gillmore and Mr. Akester also consult with David
G. Tilles regarding investment decisions for the Fund.

David G. Tilles, Chief Investment Officer for Delaware International, is a graduate of the University of Warwick with a BS in management sciences. Before joining Delaware International in 1990, he was Chief Investment Officer of Hill Samuel Investment Management Ltd. He is a member of the Institute of Investment Management & Research and the Operational Research Society.


Market capitalization
---------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
--------
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley EAFE Index
-------------------------
The Morgan Stanley Capital International EAFE Stock Index is an international index including stocks traded on certain exchanges in Europe, Australia and the Far East, weighted by capitalization.

National Association of Securities Dealers (NASD)
-------------------------------------------------
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


Board of directors

Investment manager
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

Custodian
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

The Fund

Sub-adviser
Delaware International Advisers LTD.
Third Floor 80 Cheapside
London England EC2V 6EE

Distributor
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

Service agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Portfolio managers
(see page 11 for details)

Shareholders


Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.


N-R

Nationally recognized statistical rating organization (NRSRO)
-------------------------------------------------------------
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
---------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
---------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

About your account

Investing in
the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services


Price to earnings ratio
-----------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
---------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
----------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
------
To cash in your shares by selling them back to the mutual fund.

Risk
----
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

How to buy shares

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call the Shareholder Service Center at 800.510.4015.

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


S-S

Sales charge
------------
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
----------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
-------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

How to buy shares
(continued)

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Years Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.


Signature guarantee
-------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
------------------
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
-----------------------------------------
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
-----
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

How to redeem shares


By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215-255-8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.


T-V

Total return
------------
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility
----------
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

How to redeem shares
(continued)


If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends,
distributions
and taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment objectives and policies
--------------------------------------------------------------------------------

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.


Convertible
securities

The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. government
securities

The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and

o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase
agreements

The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

When-issued
securities and firm
commitment
agreements

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money market
instruments

The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);

o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));

o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);

o variable rate demand notes, short-term tax-exempt obligations; and

o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic
transactions

General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic transactions"). Strategic transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any

Strategic
transactions
(continued)

Strategic transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these strategic transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on
futures and options
transactions

The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;

o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or

o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options
transactions

The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

Options
transactions
(continued)

A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward foreign
currency exchange
contracts

The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures contracts
and options thereon

The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap agreements

The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special risks
of strategic
transactions

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategic transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategic transactions were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;

o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;

o the fact that skills needed to use these strategies are different from those needed to select Fund securities;

o the possible absence of a liquid secondary market for any particular instrument at any time;

o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with strategic transactions.

Special risks
of strategic
transactions (continued)

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of strategic transactions would reduce net asset value, and possibly income, and such losses can be greater than if the strategic transactions had not been utilized. The strategic transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.


The Fund's ability to engage in strategic transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                      * * *

The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations
--------------------------------------------------------------------------------

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performace of its securities.

Investments by
fund of funds

Overseas Equity Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Overseas Equity Fund and Foundation Funds as a result of these transactions.

Financial information
--------------------------------------------------------------------------------

Financial highlights
--------------------------------------------------------------------------------

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918. The information for the fiscal periods ending on or before October 31, 1996 has been audited by the Fund's previous independent auditors.


                                                                                                      Institutional Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended      Period 2/3/94(1)
                                                                                             10/31                to
Overseas Equity Fund                          1998(5)         1997(5)      1996(6)            1995             10/31/94
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $12.480         $12.320       $11.440          $11.020            $10.500
Income (loss) from investment operations
Net investment income (loss)                   0.123          (0.020)       (0.060)           0.040              0.040
Net realized and unrealized gain (loss)
 on investments and foreign currencies        (1.513)          0.950         0.963            0.410              0.520
                                             -------         -------       -------          -------            -------
Total from investment operations              (1.390)          0.930         0.903            0.450              0.560
                                             -------         -------       -------          -------            -------
Less dividends and distributions
Dividends from net investment income          (0.520)         (0.440)       (0.023)          (0.030)            (0.040)
Distributions from net realized gain
 on investments                               (1.640)         (0.330)         none             none               none
                                             -------         -------       -------          -------            -------
Total dividends and distributions             (2.160)         (0.770)       (0.023)          (0.030)            (0.040)
                                             -------         -------       -------          -------            -------
Net asset value, end of period               $ 8.930         $12.480       $12.320          $11.440            $11.020
                                             =======         =======       =======          =======            =======
Total return(2)                               (12.82%)(3)       8.04%         7.91%(3)         4.22%(3)           5.26%(3)
Ratios and supplemental data
Net assets, end of period (000 omitted)          $59             $60          $284             $161                $63
Ratio of expenses to average net assets         1.53%           1.50%         1.50%            1.50%             1.50%(4)
Ratio of expenses to average net assets
 prior to expense limitation                    3.45%            N/A          2.28%            2.61%              3.21%(4)
Ratio of net investment income (loss)
 to average net assets                          1.23%          (0.15%)       (0.19%)           0.40%              0.76%(4)
  Ratio of net investment loss to average
   net assets prior to expense limitation       (0.69%)          N/A         (0.97%)          (0.71%)            (0.95%)(4)
  Portfolio turnover                              87%             18%           21%               9%                 6%
---------------------------------------------------------------------------------------------------------------------------


Volatility
--------------------------------------------------------------------------------
Volatility, as indicated by year-by-year return (2)(3) Volatility chart is not part of the Financial highlights and has not been audited by Ernst & Young LLP.




                                       Year Ended 10/31 to   Period 2/3/94(1)
   1998        1997           1996            1995                 1994
-----------------------------------------------------------------------------
               8.04%
                             7.91%(3)
                                                                  5.26%(3)
                                            4.22%(3)
-----------------------------------------------------------------------------
-12.82%(3)


(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions.
(3) Total return reflects expense limitations in effect during the period.
(4) Annualized.
(5) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(6) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the
Financial highlights

Net investment income

Net investment income includes dividend and interest income earned from the Fund's securities after its expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currency

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions--Distributions from net realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.


Net assets

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities that are attributable to that class of the Fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of total net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets

We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

                       This page intentionally left blank

Overseas Equity Fund


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawarefunds.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.





Registrant's Investment Company Act file number: 811-7972

                          CUSIP        NASDAQ
                          -----        ------
Institutional Class     245917851      DEWIX


DELAWARE
INVESTMENTS
-----------
Philadephia o London



P-112 [--] PP 2/99

DELAWARE
INVESTMENTS
-----------
Philadelphia o London

New Pacific Fund

Class A o Class B o Class C

Prospectus March 1, 1999

International Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Fund profile                                               page 2
New Pacific Fund                                                2
 ................................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The risks of investing in the Fund                              7
 ................................................................................
Who manages the Fund                                      page 12
Investment manager and sub-adviser                             12
Portfolio managers                                             12
Fund administration (Who's who)                                13
 ................................................................................
About your account                                        page 14
Investing in the Fund                                          14
   Choosing a share class                                      14
   How to reduce your sales charge                             17
   How to buy shares                                           18
   Retirement plans                                            19
   How to redeem shares                                        20
   Account minimum                                             21
   Special services                                            22
Dividends, distributions and taxes                             23
 ................................................................................
Implementation of investment
   objectives and policies                                page 24
 ................................................................................
Certain management considerations                         page 31
 ................................................................................
Financial information                                     page 32

Profile: New Pacific Fund


What is the Fund's goal?

   New Pacific Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies that are domiciled in or have their principal business activities in the Pacific Basin. Although the Fund will strive to achieve its goal, there is no assurance that it will.


Who should invest in the Fund

o  Investors with long-term financial goals.

o  Investors looking for capital growth potential.

o Investors willing to accept the sometimes sharp and unpredictable fluctuations in value that a foreign fund can experience. These fluctuations can be even more pronounced for funds like New Pacific which concentrate investments in a single region.

Who should not invest in the Fund

o  Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o  Investors whose primary goal is to receive current income.

o Investors who do not understand the significant risks associated with international investing.

What are the Fund's main investment strategies? We invest primarily in stocks of companies of all sizes that are located in or have their principal business activities in countries located in the Pacific Basin. These countries include, but are not limited to, Australia, China, Hong Kong, Japan, Philippines, Singapore, Taiwan and Malaysia. We may invest in both established and developing countries. Under normal circumstances we will invest at least 65% of our net assets in Pacific Basin countries.

In selecting stocks for the portfolio, we look for companies that can benefit from future economic growth in the region. We evaluate both individual countries to determine how much of our portfolio should be allocated to companies located there and also individual companies. When evaluating individual companies, we consider the growth prospects for the company and its industry, the financial strength of the company and the quality of its management, and whether the stock appears overvalued or undervalued compared to other stocks in the market or in its industry.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of the securities held by the Fund may increase and decrease, sometimes rapidly and unpredictably. Consequently, the Fund's share price could increase or decrease significantly, particularly over the short term. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability or lax accounting and regulatory standards. These risks and others are described more fully on page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the New Pacific Fund performed?
--------------------------------------------------------------------------------
This bar chart can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as average annual returns of all shares for the one and five years and since inception, if applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[BAR CHART APPEARS HERE]

Year-by-year total return (Class A)

          1994        1995        1996       1997         1998
        -11.02%      -3.75%       7.72%    -31.85%      -22.24%

As of December 31, 1998, the Fund had a year-to-date return of -22.24%. During the periods illustrated in this bar chart, the Fund's highest return was 16.01% for the quarter ended December 31,1998 and its lowest return was -26.10% for the quarter ended December 31, 1997.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

                              Average annual returns for periods ending 12/31/98


   CLASS                                  A                     B                   C
                                                        (if redeemed)*          (if redeemed)*     Morgan Stanley
                         (Inception 12/3/93)      (Inception 3/29/94)      (Inception 7/7/94)      Pacific Index**
1 year                              -26.69%                  -26.69%                 -23.52%                2.69%

5 years                             -14.36%                      N/A                     N/A               -3.95%

Lifetime**                          -12.81%                  -12.66%                 -13.42%               -2.60%

  The table above shows the Fund's average annual returns over various time periods compared to the performance of the Morgan Stanley Pacific Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities.

 *If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be -22.83% and -12.31% for the one-year and lifetime periods, respectively. Returns for Class C would be -22.74% and -13.42% for the one-year and lifetime periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. Morgan Stanley returns are for Class A lifetime. Morgan Stanley returns for Class B and Class C lifetimes were -5.73% and -8.07%, respectively. Maximum sales charges are included in the Fund returns above.

What are the New Pacific Fund's fees and expenses?
--------------------------------------------------------------------------------
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges; please see the Statement of Additional Information for details.

CLASS                                                           A           B            C
Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                   5.75%       none          none

Maximum contingent deferred sales charge (load)
 as a percentage of original purchase price or
 redemption price, whichever is lower                        none(1)      5%(2)         1%(3)

Maximum sales charge (load) imposed on
 reinvested dividends                                        none         none          none

Redemption fees                                              none         none          none

----------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses. These expenses are based on amounts incurred during the Fund's most recent fiscal year.

Management fees                                               0.80%       0.80%        0.80%

Distribution and service (12b-1) fees                         0.30%(4)    1.00%        1.00%

Other expenses                                                2.13%       2.13%        2.13%

Total operating expenses(5)                                   3.23%       3.93%        3.93%

------------------------------------------------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


CLASS(7)               A           B            B           C                C
                                       (if redeemed)              (if redeemed)

1 year              $882        $395         $895        $395             $495

3 years           $1,513      $1,198       $1,498      $1,198           $1,198

5 years           $2,166      $2,018       $2,218      $2,018           $2,018

10 years          $3,903      $3,998       $3,998      $4,147           $4,147

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Prior to May 6, 1996, 12b-1 Plan expenses for Class A Shares were 0.35%. Beginning May 6, 1996, those expenses were reduced to 0.30%.

(5) The investment manager has agreed to waive fees and pay expenses from May 1, 1998 through April 30, 1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.70% of average daily net assets. The manager's voluntary commitments of waiver and payment were different prior to May 1, 1998.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, the example does not assume the voluntary expense limitation discussed in footnote 5.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

New Pacific Fund's investment goal is to seek to maximize long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.

The Fund will invest in
companies of varying size, measured by assets, sales and capitalization. The Fund will invest in companies in one or more of the following Pacific Basin countries:

Australia      Japan            Singapore
China          Malaysia         South Korea
Hong Kong      New Zealand      Sri Lanka
India          Pakistan         Taiwan
Indonesia      Philippines      Thailand

The Fund may invest in companies located in other countries or regions in the Pacific Basin as those economies and markets become more accessible. The Fund will invest in other countries or regions only after the decision to do so is disclosed in an amendment to this prospectus. Any amendment to this prospectus containing such a material change will be delivered to investors. While the Fund will generally have investments in companies located in at least three different countries or regions, the Fund may from time to time have investments only in one or a few countries or regions.

The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of fixed-income securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities.

Under normal circumstances, at least 65% of the Fund's assets will be invested in equity securities of foreign issuers located in the Pacific Basin. The Fund may invest in securities of companies located in, or governments of, developing countries within the Pacific Basin. The Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

How to use
this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.


Glossary A

Amortized cost
--------------
Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
----------------
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Certain investment guidelines

Illiquid securities Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including, where applicable:

o repurchase agreements with maturities greater than seven calendar days;

o time deposits maturing in more than seven calendar days;

o certain instruments, futures contracts and options thereon for which there is no liquid secondary market;

o certain over-the-counter options, as described in the Statement of Additional Information;

o certain variable rate demand notes having a demand period of more than seven days; and

o certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).

Restricted securities Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

Other guidelines In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in the Statement of Additional Information.

B-C

Bond
----
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
------------
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

The risks of investing
in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the New Pacific Fund, you should consider an investment in it to be a long-term investment that typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in New Pacific Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.



---------------------------------------------------------------------------------------------------
            Risks                                          How we strive to manage them
---------------------------------------------------------------------------------------------------
                                                                 New Pacific Fund
Market risk is the risk that all or a           We maintain a long-term investment approach and
majority of the securities in a certain         focus on stocks we believe can appreciate over an
market-- like the stock or bond market          extended time frame regardless of interim market
-- or in a certain country or region            fluctuations. In deciding what portion of our
will decline in value because of                portfolio should be invested in any individual
factors such as economic conditions,            country, we evaluate the country's economy,
future expectations or investor                 politics, liquidity, corporate earnings, interest
confidence.                                     rates and valuations relative to other countries.

                                                We may hold a substantial part of the Fund's
                                                assets in cash or cash equivalents as a temporary,
                                                defensive strategy.

Industry and security risk is the risk          We hold a number of different securities in a
that the value of securities in a               variety of sectors in order to minimize the impact
particular industry or the value of an          that any one poorly performing security would have
individual stock or bond will decline           on New Pacific Fund's overall performance.
because of changing expectations for
the performance of that industry or for
the individual company issuing the
stock or bond.

Currency risk The value of the Fund's           New Pacific Fund may try to hedge its currency
investments may be negatively affected          risk by purchasing foreign currency exchange
by changes in foreign currency exchange         contracts. By agreeing to purchase or sell foreign
rates. Adverse changes in exchange              currencies at a pre-set price on a future date,
rates may reduce or eliminate any gains         New Pacific Fund strives to protect the value of
produced by investments that are                the stocks it owns from future changes in currency
denominated in foreign currencies and           rates. However, there is no assurance that a
may increase any losses.                        strategy such as this will be successful.


Capital
-------
The amount of money you invest.

Capital appreciation
--------------------
An increase in the value of an investment.

Capital gains distributions
---------------------------
Payments to mutual fund shareholders
of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
----------
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
-----------
Earnings on an investment's
previous earnings.

---------------------------------------------------------------------------------------------------
            Risks                                          How we strive to manage them
----------------------------------------------------------------------------------------------------
                                                                 New Pacific Fund
                                                           -----------------------------
Political risk The risk that countries          We carefully evaluate the political situations in
or the entire region where we invest            the countries where we invest and take into account
may experience political instability,           any potential risks before we select securities for
which may cause greater fluctuation in          the portfolio. However, there is no way to eliminate
the value of our investments due to             political risk when investing internationally.
changes in currency exchange rates,
governmental seizures or
nationalization of assets.

Emerging market risk is the possibility         We carefully select securities within emerging
that the risks associated with                  markets and strive to consider all relevant risks
international investing will be greater         associated with an individual company. We cannot
in emerging markets than in more                eliminate emerging market risk and consequently
developed foreign markets because,              encourage shareholders to invest in this Fund only
among other things, emerging markets            if they have a long-term time horizon, over which
may have less stable political and              the potential of individual securities is more
economic environments.                          likely to be realized.

Inefficient market risk Foreign markets         The Fund will attempt to reduce these risks through
may be less liquid, have greater price          investing in a number of different countries, credit
volatility, less regulation and higher          analysis and attention to trends in the economy,
transaction costs than U.S. markets.            industries and financial markets.

Information risk Foreign companies are          We conduct a great deal of fundamental research on
subject to different accounting,                the companies we invest in rather than relying
auditing and financial reporting                solely on information available through financial
standards than U.S. companies. There            reporting.
may be less information available about
foreign issuers than domestic issuers.
Furthermore, regulatory oversight of
foreign issuers may be less stringent
or less consistently applied than in
the United States.
---------------------------------------------------------------------------------------------------


C-D

Consumer Price Index (CPI)
--------------------------
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
---------------------------------------
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
--------------
A debt security issued by a corporation. See bond.

Additional Information on risk factors

Fixed-Income
securities

To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise.


Foreign
investments

New Pacific Fund may invest substantially all of its assets in foreign investments. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the manager or sub-adviser does not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When the manager or sub-adviser believes that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The manager and sub-adviser attempt to manage exchange rate risk through active currency management, but there is no guarantee that they will be successful.


Depreciation
------------
A decline in an investment's value.

Diversification
---------------
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
----------------------
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
--------
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Borrowing

The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

E-I

Expense ratio
-------------
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
-----------------
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Securities
lending

The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.

Temporary defensive
position

For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. To the extent the Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. The Fund may also hold a portion of its assets in cash for liquidity purposes.

Portfolio
turnover

High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                     * * *

For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.


Fixed-income securities
-----------------------
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation
---------
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
---------------
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Who manages the Fund

Investment manager
and sub-adviser

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. AIB Govett, Inc. is the Fund's sub-adviser. As sub-adviser, AIB Govett is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. No fees were paid to the manager or sub-adviser for the last fiscal year.

Portfolio
manager

Jane Pickard has had primary responsibility for making day-to-day investment decisions for the Fund since November 12, 1997. Ms. Pickard graduated in law from Endinburgh University. She joined Barclays de Zoete Wedd Securities Limited in 1991, where she initially worked as a specialist in structured debt products, moving into the Pacific Rim equity division in 1992. She remained there until 1995 when she moved to IAI International where she had responsibility for Pacific Region investment for U.S. institutional and retail funds. Ms. Pickard joined AIB Govett Asset Management, an affiliate of AIB Govett, Inc., in 1996 and concentrates on investments in the Pacific region.

M-N

Management fee
--------------
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
---------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.


Maturity
--------
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

Board of Directors

Investment manager
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

Custodian
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

The Fund

Sub-Adviser
AIB Govett, Inc.
250 Montgomery Street, Suite 1200
San Francisco, CA 94104

Distributor
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

Service agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Financial Advisers

Portfolio managers
(see page x for details)

Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.


Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial Advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

Morgan Stanley Pacific Index
----------------------------
A total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 500 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 6 countries: Australia, Hong Kong, Japan, Malaysia, New Zealand, Singapore.

National Association of Securities Dealers (NASD)
-------------------------------------------------
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.


Nationally recognized statistical rating organization (NRSRO)
-------------------------------------------------------------
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

About your account

Investing in
the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Class
  A

Choosing a share class

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.35% (currently, no more than 0.30%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge.

Class A Sales Charges
-----------------------------------------------------------------------------------------------------
                         Sales charge as %        Sales charge as % of     Dealer's commission as %
Amount of purchase       of offering price        amount invested          of offering price
-----------------------------------------------------------------------------------------------------
 Less than $50,000           5.75%                      6.10%                    5.00%
-----------------------------------------------------------------------------------------------------
   $50,000 but
  under $100,000             4.75%                      5.01%                    4.00%
-----------------------------------------------------------------------------------------------------
   $100,000 but
  under $250,000             3.75%                      3.92%                    3.00%
-----------------------------------------------------------------------------------------------------
   $250,000 but
  under $500,000             2.50%                      2.61%                    2.00%
-----------------------------------------------------------------------------------------------------
  $500,000 but
under $1 million             2.00%                      1.96%                    1.60%
-----------------------------------------------------------------------------------------------------
As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year.
-----------------------------------------------------------------------------------------------------
                         Sales charge as %        Sales charge as % of     Dealer's commission as %
Amount of purchase       of offering price        amount invested          of offering price
-----------------------------------------------------------------------------------------------------
     $1 million
  up to $5 million            none                     none                      1.00%
-----------------------------------------------------------------------------------------------------
  Next $20 million
  up to $25 million           none                     none                      0.50%
-----------------------------------------------------------------------------------------------------
Amount over $25 million       none                     none                      0.25%
-----------------------------------------------------------------------------------------------------

N-R

Net asset value (NAV)
---------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
---------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

Price-to-earnings ratio
-----------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Class
  B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.35% (currently no more than 0.30%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Principal
---------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
----------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
------
To cash in your shares by selling them back to the mutual fund.

Risk
----
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Class
  C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.


Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

S-S

Sales charge
------------
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
----------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
-------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

How to reduce your
sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

--------------------------------------------------------------------------------------------------------------------
                                                                                      Share class
   Program                            How it works                    A                    B              C
--------------------------------------------------------------------------------------------------------------------
Letter of Intent               Through a Letter of Intent you         X              Although the Letter of Intent
                               agree to invest a certain                             and Rights of Accumulation do
                               amount in Delaware Investment                         not apply to the purchase of
                               Funds (except money market                            Class B and C shares, you can
                               funds with no sales charge)                           combine your purchase of Class
                               over a 13-month period to                             A shares with your purchase of
                               qualify for reduced front-end                         B and C shares to fulfill your
                               sales charges.                                        Letter of Intent or qualify
                                                                                     for Rights of Accumulation.
 Rights of Accumulation        You can combine your holdings          X
                               or purchases of all funds in
                               the Delaware Investments
                               family (except money market
                               funds with no sales charge) as
                               well as the holdings and
                               purchases of your spouse and
                               children under 21 to qualify
                               for reduced front-end sales
                               charges.

Reinvestment of Redeemed       Up to 12 months after you              X              Not available
Shares                         redeem shares, you can
                               reinvest the proceeds without
                               paying a front-end sales
                               charge.

SIMPLE IRA, SEP IRA,           These investment plans may             X              Not available
SARSEP, Prototype Profit       qualify for reduced sales
Sharing, Pension, 401(k),      charges by combining the
SIMPLE 401(k), 403(b)(7),      purchases of all members of
and 457 Retirement Plans       the group. Members of these
                               groups may also qualify to
                               purchase shares without a
                               front-end sales charge and a
                               waiver of any contingent
                               deferred sales charges.
--------------------------------------------------------------------------------------------------------------------

Signature guarantee
-------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
------------------
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
-----------------------------------------
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
-----
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

How to buy shares

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

T-V

Total return
------------
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
--------------------------------------------------------------
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
----------
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

How to buy shares
(continued)

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Retirement plans

In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimum

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic
Investing Plan

The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend
Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

Special services
(continued)

MoneyLine(SM)
On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine(SM)
Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have
$25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic
Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends,
distributions
and taxes


Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment
objectives and policies
--------------------------------------------------------------------------------

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

Convertible
securities

The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. government
securities

The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and

o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase
agreements

The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-Issued
securities and firm
commitment
agreements

The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money market
instruments

The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);

o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));

o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);

o variable rate demand notes, short-term tax-exempt obligations; and

o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic
transactions

General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic transactions"). Strategic transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any

Strategic
transactions
(continued)

strategic transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these strategic transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on
futures and options
transactions.

The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;

o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or

o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.


Options transactions

The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

Options transactions
(continued)

A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward foreign
currency exchange
contracts

The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures contracts
and options thereon

The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap agreements

The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements
(continued)

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special risks of
strategic
transactions

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategic transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategic transactions were not used. Risks inherent in the use of options, foreign currency and futures currency and options on futures contracts include:

o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;

o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;

o the fact that skills need to use these strategies are different from those needed to select Fund securities;

o the possible absence of a liquid secondary market for any particular instrument at any time;

o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with strategic transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of strategic transactions would reduce net asset value, and possibly income, and such losses can be greater than if the strategic transactions had not been utilized. The strategic transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.

Special risks of
strategic
transactions
(continued)

The Fund's ability to engage in strategic transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                     * * *

The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio manager and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performace of its securities.

Investments by
fund of funds

New Pacific Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both New Pacific Fund and Foundation Funds as a result of these transactions.

Financial information

Financial highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918. The information for the fiscal periods ending on or before October 31, 1996 has been audited by the Fund's previous independent auditors.

                                                                                                               Period 12/3/93(1)
                                                                                             Year Ended 10/31                 to
New Pacific Fund                                   1998(4)        1997(4)          1996(5)               1995           10/31/94
Net asset value, beginning of period              $7.320          $9.420           $8.710             $10.440          $10.000

Income (loss) from investment operations

Net investment income (loss)                       0.008          (0.010)          (0.050)             (0.050)          (0.020)

Net realized and unrealized gain (loss)
 on investments and foreign currencies            (2.683)         (1.940)           0.769              (1.390)           0.470
                                                  ------          ------           ------              ------          -------
Total from investment operations                  (2.675)         (1.950)           0.719              (1.440)           0.450
                                                  ------          ------           ------              ------          -------
Less dividends and distributions

Dividends from net investment income              (0.055)         (0.150)          (0.009)               none           (0.010)
                                                  ------          ------           ------              ------          -------
Distributions from net realized gain
 on investments                                     none            none             none              (0.290)            none
                                                  ------          ------           ------              ------          -------
Total dividends and distributions                 (0.055)         (0.150)          (0.009)             (0.290)          (0.010)

Net asset value, end of period                    $4.590          $7.320           $9.420              $8.710          $10.440
                                                  ======          ======           ======              ======          =======
Total return(2)                                  (36.85%)        (21.15%)           8.26%             (13.99%)           4.53%

Ratios and supplemental data

Net assets, end of period (000 omitted)           $5,887         $7,144%          $11,752             $10,353          $11,333

Ratio of expenses to average net assets            1.90%           1.80%            1.82%               1.85%            1.85%(3)

Ratio of expenses to average net assets
 prior to expense limitation                       3.23%           1.86%            2.77%               3.73%            3.66%(3)

Ratio of net investment income (loss)
 to average net assets                             0.15%          (0.08%)          (0.41%)             (0.60%)          (0.21%)(3)

Ratio of net investment loss to average
 net assets prior to expense limitation           (1.18%)         (0.14%)          (1.36%)             (2.48%)          (2.02%)(3)

Portfolio turnover                                  188%            178%             163%                 163%            104%
------------------------------------------------------------------------------------------------------------------------------------

Volatility
--------------------------------------------------------------------------------

Volatility, as indicated by year-by-year return (2)

Volatility chart is not part of the Financial highlights and has not been audited by Ernst & Young LLP.


                                                   Period 12/3/93(1)
                            Year Ended 10/31                     to
1998         1997      1996             1995               10/31/94
---------------------------------------------------------------------

-36.85%    -21.15%     8.26%         -13.99%              4.53%

(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects voluntary expense caps.
(3) Annualized.
(4) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.
(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.


How to read the
Financial highlights

Net investment income

Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and
unrealized gain (loss)
on investments and
foreign currencies

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions--Distributions from net realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Period 3/29/94(1)
                                                                                            Year Ended 10/31                 to
New Pacific Fund                                   1998(4)       1997(4)          1996(5)               1995           10/31/94

Net asset value, beginning of period             $7.470          $9.680           $9.010             $10.860            $10.000

Income (loss) from investment operations

Net investment loss                              (0.031)         (0.080)          (0.050)             (0.100)            (0.030)

Net realized and unrealized gain (loss)
 on investments and foreign currencies           (2.724)         (1.980)           0.730              (1.460)             0.890
                                                 ------          ------           ------             -------            -------
Total from investment operations                 (2.755)         (2.060)           0.680              (1.560)             0.860
                                                 ------          ------           ------             -------            -------
Less dividends and distributions

Dividends from net investment income             (0.055)         (0.150)          (0.010)               none               none

Distributions from net realized gain
 on investments                                    none            none             none              (0.290)              none
                                                 ------          ------           ------             -------            -------
Total dividends and distributions                (0.055)         (0.150)          (0.010)             (0.290)             0.000
                                                 ------          ------           ------             -------            -------
Net asset value, end of period                   $4.660          $7.470           $9.680              $9.010            $10.860
                                                 ======          ======           ======             =======            =======
Total return(2)                                 (37.05%)        (21.72%)           7.54%             (14.56%)             8.58%

Ratios and supplemental data

Net assets, end of period (000 omitted)          $2,236          $2,534             $562                $573               $431

Ratio of expenses to average net assets           2.60%           2.50%            2.50%               2.50%               2.50%(3)

Ratio of expenses to average net assets
 prior to expense limitation                      3.93%           2.56%            3.45%               4.38%               4.32%(3)

Ratio of net investment loss to average net
 assets                                          (0.55%)         (0.77%)          (1.09%)             (1.20%)             (0.88%)(3)

Ratio of net investment loss to average net
 assets prior to expense limitation              (1.88%)         (0.83%)          (2.04%)             (3.08%)             (2.70%)(3)

Portfolio turnover                                 188%            178%             163%                163%                104%
------------------------------------------------------------------------------------------------------------------------------------

Volatility
--------------------------------------------------------------------------------
Volatility, as indicated by year-by-year return (2)

Volatility chart is not part of the Financial highlights and has not been audited by Ernst & Young LLP.


                                                   Period 12/3/93(1)
                            Year Ended 10/31                     to
1998         1997      1996             1995               10/31/94
---------------------------------------------------------------------

                      7.54%         -14.56%              8.58%


(1) Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects voluntary expense caps.

(3) Annualized.

(4) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.

(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.


How to read the
Financial highlights
(continued)

Total return

This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Financial highlights
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Period 7/7/94(1)
                                                                                            Year Ended 10/31                 to
New Pacific Fund                                   1998(4)        1997(4)         1996(5)               1995           10/31/94
Net asset value, beginning of period               $7.320          $9.490         $8.830             $10.660            $10.000

Income (loss) from investment operations

Net investment loss                                (0.029)         (0.080)        (0.050)             (0.080)            (0.020)

Net realized and unrealized gain (loss)
 on investments and foreign currencies             (2.686)         (1.940)         0.718              (1.460)             0.680
                                                  -------          ------         ------              -------            ------
Total from investment operations                   (2.715)         (2.020)         0.668              (1.540)             0.660
                                                  -------          ------         ------              -------            ------
Less dividends and distributions

Dividends from net investment income               (0.055)         (0.150)        (0.008)               none               none

Distributions from net realized gain
 on investments                                      none            none           none              (0.290)              none
                                                  -------          ------         ------              -------            ------
Total dividends and distributions                  (0.055)         (0.150)        (0.008)             (0.290)              none
                                                  -------         ------          ------              -------            ------
Net asset value, end of period                     $4.550          $7.320         $9.490              $8.830            $10.660
                                                   ======          ======         ======              ======            =======
Total return(2)                                   (37.18%)        (21.85%)         7.58%             (14.57%)             6.55%

Ratios and supplemental data

Net assets, end of period (000 omitted)              $130            $129            $44                 $17                $12

Ratio of expenses to average net assets             2.60%           2.50%          2.50%               2.50%               2.50%(3)

Ratio of expenses to average net assets
 prior to expense limitation                        3.93%           2.56%          3.45%               4.38%               4.31%(3)

Ratio of net investment loss to
 average net assets                                (0.55%)         (0.77%)        (1.09%)             (1.02%)             (0.83%)(3)

Ratio of net investment loss to
 average net assets prior to expense limitation    (1.88%)         (0.83%)        (2.04%)             (2.90%)             (2.64%)(3)

Portfolio turnover                                   188%            178%           163%                163%                104%

Volatility


Volatility, as indicated by year-by-year return

(2) Volatility chart is not part of the Financial highlights and has not been audited by Ernst & Young LLP.


                                                       Period 7/7/94(1)
                                  Year Ended 10/31                  to
  1998         1997      1996                 1995            10/31/94
-----------------------------------------------------------------------

-37.18%      -21.85%    7.58%         -14.57%                 6.55%


(1) Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects voluntary expense caps.

(3) Annualized.

(4) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.

(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the
Financial highlights
(continued)

Ratio of net investment income to average net assets

We determine this ratio by dividing net investment income by average net assets.


Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

New Pacific Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawarefunds.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center: Monday to Friday, 8 a.m. to 8 p.m. Eastern time.

o  For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-7972

               CUSIP       NASDAQ
              -------      ------
Class A      245917844      DENPX
Class B      245917836      DENBX
Class C      245917828      DENCX

DELAWARE
INVESTMENTS
-----------
Philadelphia o London

New Pacific Fund

Institutional Class

Prospectus March 1, 1999

International Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profile                                               page 2
New Pacific Fund                                                2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The risks of investing in the Fund                              6
 .................................................................
Who manages the Fund                                      page 11
Investment manager and sub-adviser                             11
Portfolio manager                                              11
Fund administration (Who's who)                                12
 .................................................................
About your account                                        page 13
Investing in the Fund                                          13
   Institutional Class shares                                  13
   How to buy shares                                           14
   How to redeem shares                                        16
   Account minimum                                             17
   Exchanges                                                   17
Dividends, distributions and taxes                             17
 .................................................................
Implementation of investment
   objectives and policies                                page 18
 .................................................................
Certain management considerations                         page 25
 .................................................................
Financial information                                     page 26

Profile: New Pacific Fund

What is the Fund's goal?

   New Pacific Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies that are domiciled in or have their principal business activities in the Pacific Basin. Although the Fund will strive to achieve its goal, there is no assurance that it will.


Who should invest in the Fund

o Investors with long-term financial goals.

o Investors looking for capital growth potential.

o Investors willing to accept the sometimes sharp and unpredictable fluctuations in value that a foreign fund can experience. These fluctuations can be even more pronounced for funds like New Pacific which concentrate investments in a single region.

Who should not invest in the Fund

o Investors with short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

o Investors whose primary goal is to receive current income.

o Investors who do not understand the significant risks associated with international investing.

What are the Fund's main investment strategies? We invest primarily in stocks of companies of all sizes that are located in or have their principal business activities in countries located in the Pacific Basin. These countries include, but are not limited to, Australia, China, Hong Kong, Japan, Philippines, Singapore, Taiwan and Malaysia. We may invest in both established and developing countries. Under normal circumstances we will invest at least 65% of our net assets in Pacific Basin countries.

In selecting stocks for the portfolio, we look for companies that can benefit from future economic growth in the region. We evaluate both individual countries to determine how much of our portfolio should be allocated to companies located there and also individual companies. When evaluating individual companies, we consider the growth prospects for the company and its industry, the financial strength of the company and the quality of its management, and whether the stock appears overvalued or undervalued compared to other stocks in the market or in its industry.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of the securities held by the Fund may increase and decrease, sometimes rapidly and unpredictably. Consequently, the Fund's share price could increase or decrease significantly, particularly over the short term. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability or lax accounting and regulatory standards. These risks and others are described more fully on page 6.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the New Pacific Fund performed?

This bar chart can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past four calendar years, as well as average annual returns for the one year and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

[BAR CHART APPEARS HERE]

                                 Year-by-year total return (Institutional Class)


                       1995      1996      1997      1998
                      -3.21%     8.20%    -31.53%   -21.83%

As of December 31, 1998, the Fund had a year-to-date return of -21.83%. During the periods illustrated in this bar chart, the Institutional Class' highest return was 16.10% for the quarter ended December 31, 1998 and its lowest return was -25.83% for the quarter ended December 31, 1997.

                              Average annual returns for periods ending 12/31/98

                                     Institutional Class               Morgan Stanley Pacific Index
1 year                                     -21.83%                               2.69%
Since inception (2/3/94)                   -13.68%                              -6.13%

The table above shows the Fund's average annual returns over various time periods compared to the performance of the Morgan Stanley Pacific Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities.

What are the Fund's fees and expenses?
--------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly             Maximum sales charge (load) imposed on
from your investments when you buy or                purchases as a percentage of offering price               none
sell shares of the Institutional Class.
                                                  Maximum contingent deferred sales charge (load)
                                                    as a percentage of original purchase price or
                                                    redemption price, whichever is lower                       none

                                                  Maximum sales charge (load) imposed on
                                                     reinvested dividends                                      none

                                                  Redemption fees                                              none

                                                  Exchange Fees(1)                                             none
---------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted       Management fees                                             0.80%
from the Fund's assets before it pays
dividends and before its net asset value and      Distribution and service (12b-1) fees                        none
total return are calculated. We will not
charge you separately for these expenses.         Other expenses                                              2.13%
These expenses are based on amounts incurred
during the Fund's mostrecent fiscal year.         Total operating expenses(2)                                 2.93%

---------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare      1 year                                                       $296
the cost of investing in the Fund to the cost
of investing in other mutual funds with           3 years                                                      $907
similar investment objectives. We show the
cumulative amount of Fund expenses on a           5 years                                                    $1,543
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(3) This    10 years                                                    $3,252
is an example only, and does not represent
future expenses, which may be greater or
less than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has agreed to waive fees and pay expenses through April 30,1999 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.70% of average daily net assets. The manager's voluntary commitments of waiver and payment were different prior to May 1, 1998
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, the example does not assume the voluntary expense limitation discussed in footnote 2.

How we manage the Fund

Our investment strategies

New Pacific Fund's investment goal is to seek to maximize long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund will invest in companies of varying size, measured by assets, sales and capitalization. The Fund will invest in companies in one or more of the following Pacific Basin countries:

Australia                 Japan                Singapore
China                     Malaysia             South Korea
Hong Kong                 New Zealand          Sri Lanka
India                     Pakistan             Taiwan
Indonesia                 Philippines          Thailand

The Fund may invest in companies located in other countries or regions in the Pacific Basin as those economies and markets become more accessible. The Fund will invest in other countries or regions only after the decision to do so is disclosed in an amendment to this Prospectus. Any amendment to this Prospectus containing such a material change will be delivered to investors. While the Fund will generally have investments in companies located in at least three different countries or regions, the Fund may from time to time have investments only in one or a few countries or regions.

The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of fixed-income securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. The Fund may invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets and may invest in restricted or unlisted securities.

Under normal circumstances, at least 65% of the Fund's assets will be invested in equity securities of foreign issuers located in the Pacific Basin. The Fund may invest in securities of companies located in, or governments of, developing countries within the Pacific Basin. The Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Fund may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.


How to use
this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

Glossary A-B

Amortized cost
--------------
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.


Average maturity
----------------
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Certain investment guidelines

Illiquid securities Up to 10% of the assets of the Fund may be invested in securities that are not readily marketable, including, where applicable:

o repurchase agreements with maturities greater than seven calendar days;

o time deposits maturing in more than seven calendar days;

o certain instruments, futures contracts and options thereon for which there is no liquid secondary market;

o certain over-the-counter options, as described in the Statement of Additional Information;

o certain variable rate demand notes having a demand period of more than seven days; and

o certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not be considered illiquid).

Restricted securities Restricted securities are securities with legal or contractual restrictions on resale. Restricted securities eligible for resale pursuant to Rule 144A that have a readily available market will not be considered illiquid for purposes of the Fund's investment restriction concerning illiquid securities.

Other guidelines In addition, the Fund may invest up to 5% of its assets in the securities of issuers which have been in continuous operation for less than three years. The Fund may also borrow from banks for temporary or other emergency purposes, but not for investment purposes, in an amount up to one-third of its total assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever these borrowings, including reverse repurchase agreements, exceed 5% of the value of the Fund's total assets, the Fund will not purchase any securities. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the board of directors. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Fund's outstanding shares (as well as other non-fundamental restrictions) is contained in the Statement of Additional Information.


Bond
----
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See also Nationally recognized statistical rating organization.


Bond ratings
------------
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

The risks of investing
in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the New Pacific Fund, you should consider an investment in it to be a long-term investment that typically provides the best results when held for a long period of time. The following are the chief risks you assume when investing in New Pacific Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

--------------------------------------------------------------------------------
Risks
--------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the securities in a certain market -- like the stock or bond market -- or in a certain country or region will decline in value because of factors such as economic conditions, future expectations or investor confidence.

Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

Currency risk The value of the Fund's investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

--------------------------------------------------------------------------------
How we strive to manage them
--------------------------------------------------------------------------------
New Pacific Fund
--------------------------------------------------------------------------------
We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of our portfolio should be invested in any individual country, we evaluate the country's economy, politics, liquidity, corporate earnings, interest rates and valuations relative to other countries.

We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

We hold a number of different securities in a variety of sectors in order to minimize the impact that any one poorly performing security would have on New Pacific Fund's overall performance.

New Pacific Fund may try to hedge its currencies risk by purchasing foreign currency exchange contracts. By agreeing to purchase or sell foreign currencies at a pre-set price on a future date, New Pacific Fund strives to protect the value of the stocks it owns from future changes in currency rates. However, there is no assurance that a strategy such as this will be successful.


C-D

Capital
-------
The amount of money you invest.


Capital appreciation
--------------------
An increase in the value of an investment.


Capital gains distributions
---------------------------
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.


Compounding
-----------
Earnings on an investment's previous earnings.

--------------------------------------------------------------------------------
Risks
--------------------------------------------------------------------------------
Political risk The risk that countries or the entire region where we invest may experience political instability, which may cause greater fluctuation in the value of our investments due to changes in currency exchange rates, governmental seizures or nationalization of assets.

Emerging market risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.

Inefficient market risk Foreign markets may be less liquid, have greater price volatility, less regulation and higher transaction costs than U.S. markets.

Information risk Foreign companies are subject to different accounting, auditing and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the United States.


--------------------------------------------------------------------------------
How we strive to manage them
--------------------------------------------------------------------------------
New Pacific Fund
--------------------------------------------------------------------------------
We carefully evaluate the political situations in the countries where we invest and take into account any potential risks before we select securities for the portfolio. However, there is no way to eliminate political risk when investing internationally.

We carefully select securities within emerging markets and strive to consider all relevant risks associated with an individual company. We cannot eliminate emerging market risk and consequently encourage shareholders to invest in this Fund only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

The Fund will attempt to reduce these risks through investing in a number of different countries, credit analysis and attention to trends in the economy, industries and financial markets.

We conduct a great deal of fundamental research on the companies we invest in rather than relying solely on information available through financial reporting.


Consumer Price Index (CPI)
--------------------------
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.


Corporate bond
--------------
A debt security issued by a corporation. See bond.


Cost basis
----------
The original purchase price of an investment, used in determining capital gains and losses.


Depreciation
------------
A decline in an investment's value.

Additional information on risk factors

Fixed-income
securities

To the extent that the Fund is invested in fixed-income securities (for example, bonds), the Fund's total return will be sensitive to interest rates. This is because when interest rates rise, the prices of fixed-income securities tend to fall, and when interest rates fall, the prices of fixed-income securities tend to rise.

Foreign
investments

New Pacific Fund may invest substantially all of its assets in foreign investments. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Although the manager or sub-adviser does not intend to expose the Fund to such risks, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. When the manager or sub-adviser believes that currency in which the Fund security or securities is denominated may suffer a decline against the United States dollar, it may hedge such risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. The manager and sub-adviser attempt to manage exchange rate risk through active currency management, but there is no guarantee that they will be successful.



D-F

Diversification
---------------
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.


Dividend distribution
---------------------
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.


Duration
--------
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

The Fund may purchase foreign equity and debt securities that are listed on a principal foreign securities exchange or over-the-counter market, represented by American Depositary Receipts (ADRs) or American Depositary Shares (ADSs). An ADR or ADS facility may be either a "sponsored" or "unsponsored" arrangement. In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved and the ADR or ADS holders pay the fees of the depository. Depository banks arrange unsponsored ADR and ADS facilities, either upon their initiative or at the urging of large shareholders of or dealers in the foreign securities.

Unsponsored ADRs or ADSs may involve more risk to the Fund than sponsored ADRs or ADSs due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets, and the possibility of higher trading costs in the over the counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR or ADS.

Investments in foreign securities offer potential benefits not available from investments in securities of domestic issuers. Such benefits include the opportunity to invest in securities that appear to offer greater potential for long-term capital appreciation than investments in domestic securities, and to reduce fluctuations in Fund value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

Borrowing

The Fund may borrow money for temporary or emergency purposes in amounts not in excess of one-third of its total assets. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.



Expense ratio
-------------
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.


Financial adviser
-----------------
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.


Fixed-income securities
-----------------------
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Securities
lending

The Fund may lend securities with a value of up to one-third of its total assets to broker/dealers, institutions and other persons as a means of earning additional income. Any such loan shall be continuously secured by collateral at least equal to 100% of the value of the security being loaned. If the collateral is cash, it may be invested in short-term securities, U.S. government obligations or certificates of deposit. The Fund will retain the evidence of ownership of any loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the Fund will receive interest on the loan. The loan will be terminable by the Fund at any time and will not be made to affiliates of the Fund, the manager or the sub-adviser. The Fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of loans.

If the other party to a securities loan becomes bankrupt, the Fund could experience delays in recovering its securities. To the extent that, in the meantime, the value of securities loans has increased, the Fund could experience a loss.


Temporary defensive
position

For temporary defensive purposes when the manager or sub-adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments. To the extent the Fund is engaged in a temporary defensive position, the Fund will not be pursuing its investment objective. The Fund may also hold a portion of its assets in cash for liquidity purposes.


Portfolio
turnover

High turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

                                     * * *

For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities including purchasing put and call options, futures contracts and options thereon, and options on foreign currencies, see Implementation of investment objectives and policies in this prospectus. The Statement of Additional Information provides more information concerning the Fund's investment policies, restrictions and risk factors.




I-N

Inflation
---------
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).


Investment goal
---------------
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.


Management fee
---------------
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Who manages the Fund


Investment manager
and sub-adviser

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. AIB Govett, Inc. is the Fund's sub-adviser. As sub-adviser, AIB Govett is responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Fund's affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises the sub-adviser's performance. No fees were paid to the manager or sub-adviser for the last fiscal year.

Portfolio
manager

Jane Pickard has had primary responsibility for making day-to-day investment decisions for the Fund since November 12, 1997. Ms. Pickard graduated in law from Endinburgh University. She joined Barclays de Zoete Wedd Securities Limited in 1991, where she initially worked as a specialist in structured debt products, moving into the Pacific Rim equity division in 1992. She remained there until 1995 when she moved to IAI International where she had responsibility for Pacific Region investment for U.S. institutional and retail funds. Ms. Pickard joined AIB Govett Asset Management, an affiliate of AIB Govett, Inc., in 1996 and concentrates on investments in the Pacific region.

Market capitalization
---------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
--------
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley Pacific Index
----------------------------
A total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 500 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 6 countries: Australia, Hong Kong, Japan, Malaysia, New Zealand, Singapore.

National Association of Securities Dealers (NASD)
-------------------------------------------------
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

Board of Directors

Investment Manager
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

The Fund

Custodian
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

Sub-Adviser
AIB Govett, Inc.
250 Montgomery Street, Suite 1200
San Francisco, CA 94104

Distributor
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

Service agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Portfolio manager
(see page 11 for details)

Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

N-R

Nationally recognized statistical rating organization (NRSRO)
-------------------------------------------------------------
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
---------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
---------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

About your account

Investing in
the Fund

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

Price-to-earnings ratio
-----------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
---------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
----------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.


Redeem
------
To cash in your shares by selling them back to the mutual fund.


Risk
----
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

How to buy shares

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800-510-4015 so we can assign an account number.

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call the Shareholder Service Center at 800-510-4015.

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.


S-T

Sales charge
------------
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
----------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
-------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

How to buy shares
(continued)

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently the Exchange is closed when the following holidays are observed: New Years Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.

Signature guarantee
-------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
------------------
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
-----------------------------------------
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
-----
An investment that represents a share of ownership (equity) in a corporation.
  Stocks are often referred to as "equities."

Total return
------------
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

How to redeem shares

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215-255-8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.


V

Volatility
----------
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends,
distributions
and taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Implementation of investment
objectives and policies
--------------------------------------------------------------------------------

In attempting to achieve its investment objective and policies, the Fund may employ, among others, one or more of the strategies set forth below.

Convertible
securities

The Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

U.S. government
securities

The Fund may invest in securities of the U.S. government. Securities guaranteed by the U.S. government include:

o direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and

o federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures).

For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

Repurchase
agreements

The Fund may enter into repurchase agreements, under which the Fund buys a security (typically a U.S. government security or other money market security) and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Fund's Custodian collateral equal to at least 102% of the repurchase price including accrued interest, as monitored daily by the manager and/or sub-adviser. The Fund only will enter into repurchase agreements involving securities in which it could otherwise invest and with banks, brokers or dealers deemed by the board of directors to be creditworthy. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

The funds in Delaware Investments have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

When-issued
securities and
firm commitment
agreements

The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate, municipal or government securities. The Fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis.

The Fund will segregate liquid assets such as cash, U.S. government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other Fund securities in advance of settlement if necessary to generate additional cash to meet their obligations thereunder.

Money market
instruments

The Fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less which include:

o commercial paper (short-term notes up to 9 months issued by corporations or governmental bodies);

o commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity));

o corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less);

o variable rate demand notes, short-term tax-exempt obligations; and

o savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations). Although certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

Strategic
transactions

General. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. Such strategies are generally accepted as modern Fund management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities. In particular, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "strategic transactions"). Strategic transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its Fund securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any strategic transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these strategic transactions successfully will depend on the manager's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will

Strategic
transactions
(continued)

comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Fund management purposes and not for speculative purposes. Additional information relating to certain financial instruments or strategies is set forth below. In addition, see Special risks of strategic transactions, below, for a discussion of certain risks.

Limitations on
futures and options
transactions

The Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund have purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's net asset value without reference to the definition of "bona fide hedging transactions and positions" under the Commodity Exchange Act, as amended, or unless the futures contract is covered by cash equivalent set-asides equal to the total contract value.

In addition to the above limitations, the Fund will not:

o sell futures contracts, purchase put options or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions;

o purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or

o purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of its total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere are not fundamental policies and may be changed as regulatory agencies permit.

Options transactions

The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to enhance income or to hedge its funds. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currencies subject to the option at a specified price (the exercise price or strike price). When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option.

Options transactions
(continued)

A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currencies subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

The Fund will write only "covered" options. An option is covered if the Fund owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other high-grade debt obligations with a value sufficient at all times to cover its obligations. See the Statement of Additional Information.

Forward foreign
currency exchange
contracts

The Fund may enter into forward foreign currency exchange contracts to protect the value of their funds against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency at a future date. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or Fund positions. Transaction hedging generally arises in connection with the purchase or sale of its Fund securities and accruals of interest or dividends receivable and Fund expenses. Position hedging generally arises with respect of existing Fund security or currency positions.

Futures contracts
and options thereon

The Fund may purchase and sell financial futures contracts and options thereon which are exchange-listed or over-the-counter for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on interest-bearing securities, financial indices and interest rate indices. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future.

The Fund may not purchase or sell futures contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid on such related options would exceed 5% of the market value of the Fund's total assets. In addition, the value of all futures contracts sold will not exceed the total market value of the Fund.

Swap agreements

The Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In an interest rate swap, one party agrees to make regular payments of a floating rate times a "notional" principal amount in return for payments of a fixed rate times the same amount. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

Swap agreements
(continued)

Swap agreements usually involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be very volatile and may substantially impact the Fund's performance. Swap agreements are also subject to the risk of a counterpart's ability to perform (i.e., creditworthiness). The Fund may also suffer losses if it is unable to terminate swap agreements or reduce exposure through offsetting transactions in a timely manner.

Special risks of
strategic
transactions

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategic transactions. If the manager's and/or sub-adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategic transactions were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include:

o dependence on the manager's and/or sub-adviser's ability to predict current movements in the direction of interest rates, securities prices and currency markets;

o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of securities being hedged;

o the fact that skills need to use these strategies are different from those needed to select Fund securities;

o the possible absence of a liquid secondary market for any particular instrument at any time;

o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with strategic transactions.

Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchase of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of strategic transactions would reduce net asset value, and possibly income, and such losses can be greater than if the strategic transactions had not been utilized. The strategic transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information.

Special risks of
strategic
transactions
(continued)

The Fund's ability to engage in strategic transactions is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See the Statement of Additional Information.

                                     * * *

The Statement of Additional Information describes certain of these investment policies and risk considerations. The Statement of Additional Information also sets forth other investment policies, risk considerations and more specific investment restrictions.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio manager and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guaranteee that, even with their due diligence efforts, they will be able to predict the afffect of Year 2000 on any company or the performance of its securities.

Investments by
fund of funds

New Pacific Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both New Pacific Fund and Foundation Funds as a result of these transactions.

Financial information

Financial highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The information for the years ended October 31, 1998 and 1997 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918. The information for the fiscal periods ending on or before October 31, 1996 has been audited by the Fund's previous independent auditors.




                                                                                                      Institutional
                                                                                                       Class Shares      Period
                                                                                                   Year Ended 10/31   2/3/94(1) to
New Pacific Fund                                                   1998(4)      1997(4)       1996(5)       1995         10/31/94


Net asset value, beginning of period                               $7.440       $9.530        $8.770       $10.480      $11.140
Income (loss) from investment operations
Net investment income (loss)                                        0.024        0.020        (0.050)       (0.010)       0.010
Net realized and unrealized gain (loss) on
  investments and foreign currencies                               (2.719)      (1.960)        0.820        (1.410)      (0.670)
                                                                   -------      -------       -------       -------      -------
Total from investment operations                                   (2.695)      (1.940)        0.770        (1.420)      (0.660)
                                                                   -------      -------       -------       -------      -------
Less dividends and distributions
Dividends from net investment income                               (0.055)      (0.150)       (0.010)         none         none
Distributions from net realized gain on investments                  none         none          none        (0.290)        none
                                                                   -------      -------       -------       -------      -------
Total dividends and distributions                                  (0.055)      (0.150)       (0.010)       (0.290)        none
                                                                   -------      -------       -------       -------      -------
Net asset value, end of period                                     $4.690       $7.440        $9.530        $8.770      $10.480
                                                                   =======      =======       =======       =======     =======
Total return(2)                                                    (36.39%)     (20.79%)        8.77%       (13.65%)      (5.98%)
Ratios and supplemental data
Net assets, end of period (000 omitted)                              $219         $250          $119           $62          $47
Ratio of expenses to average net assets                              1.60%        1.50%         1.50%         1.50%        1.50%(3)
Ratio of expenses to average net assets prior to
  expense limitation                                                 2.93%        1.56%         2.45%         3.38%        3.31%(3)
Ratio of net investment income (loss) to average net assets          0.45%        0.22%        (0.09%)       (0.16%)       0.23%(3)
Ratio of net investment income (loss) to average net assets
  prior to expense limitation                                       (0.88%)       0.16%        (1.04%)       (2.04%)      (1.58%)(3)
Portfolio turnover                                                    188%         178%          163%          163%         104%

Volatility

                                                                                                  Institutional
                                                                                                  Class Shares          Period
                                                                                                Year Ended 10/31      2/3/94(1) to
Volatility, as indicated by year-by-year return(2)               1998       1997        1996         1995              10/31/94

Volatility chart is not part of the Financial highlights
  and has not been audited by Ernst & Young LLP.                -36.39%    -20.79%      8.77%       -13.65%        -5.98%


(1) Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions. Total return also reflects expense limitations in effect during the period.

(3) Annualized.

(4) To calculate the net investment income per share, we have used the "average shares outstanding method." This means that we have divided the total net investment income by the average number of shares outstanding during the period to determine the net investment income per share.

(5) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.

How to read the
financial highlights


Net investment
income

Net investment income includes dividend and interest income earned from the Fund's securities after its expenses have been deducted.

Net realized and
unrealized gain (loss)
on investments and
foreign currency

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities that are attributable to that class of the Fund.

Ratio of expenses to
average net assets

The expense ratio is the percentage of total net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net invest-
ment income to
average net assets

We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

New Pacific Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawarefunds.com

E-mail

service@delinvest.com

Client Services Representative

800.510.4015

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


Registrant's Investment Company Act file number: 811-7972

                          CUSIP       NASDAQ
                          -----       ------
Institutional Class      245917810      DENIX


DELAWARE
INVESTMENTS
-----------
Philadelphia o London


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